Exhibit 10.29

                            Lease Agreement between
                        CNL Hospitality Partners, LP and
                  WYN Orlando Lessee, LLC, dated June 1, 2000,
                     relating to Wyndham Denver Tech Center



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                                 LEASE AGREEMENT



                             DATED AS OF May 31, 2000



                                 BY AND BETWEEN



                          CNL HOSPITALITY PARTNERS, LP

                         A DELAWARE LIMITED PARTNERSHIP

                                  AS LANDLORD,


                                       AND


                            WYN ORLANDO LESSEE, LLC,

                      A DELAWARE LIMITED LIABILITY COMPANY

                                    AS TENANT

                                                                     Denver Tech
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                                TABLE OF CONTENTS

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ARTICLE 1........................................................................................................

DEFINITIONS......................................................................................................

ARTICLE 2........................................................................................................

LEASED PROPERTY AND TERM.........................................................................................

     2.1 Leased Property.........................................................................................

     2.2 Condition of Leased Property............................................................................

     2.3 Initial Term............................................................................................

     2.4 Extended Term...........................................................................................

ARTICLE 3........................................................................................................

RENT.............................................................................................................

     3.1 Rent....................................................................................................

     3.2 Landlord Advances.......................................................................................

     3.3 Sales Tax...............................................................................................

     3.4 Payment of Rent.........................................................................................

     3.5 Late Payment of Rent....................................................................................

     3.6 Net Lease...............................................................................................

     3.7 No Abatement of Rent....................................................................................

     3.8 Minimum Rent Reserve....................................................................................

     3.9 Security Deposit........................................................................................

     3.10  Additional Rentals on Conversion Costs Earn-Outs......................................................

ARTICLE 4........................................................................................................

USE OF THE LEASED PROPERTY; CONFLICTING BUSINESS.................................................................

     4.1 Permitted Use...........................................................................................

     4.2 Environmental Matters...................................................................................

     4.3 Conflicting Businesses Prohibited.......................................................................

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     4.4 Continuous Operations...................................................................................

     4.5 Compliance With Restrictions, Etc.......................................................................

     4.6 Standard of Operation...................................................................................

     4.7 Survival................................................................................................

ARTICLE 5........................................................................................................

MAINTENANCE AND REPAIRS..........................................................................................

     5.1 Maintenance and Repair..................................................................................

     5.2 Yield Up................................................................................................

ARTICLE 6........................................................................................................

IMPROVEMENTS, ETC................................................................................................

     6.1 Prohibition.............................................................................................

     6.2 Permitted Renovations...................................................................................

     6.3 Additions, Expansions and Structural Alterations........................................................

     6.4 Salvage.................................................................................................

ARTICLE 7........................................................................................................

LANDLORD'S INTEREST NOT SUBJECT TO LIENS.........................................................................

     7.1 Liens, Generally........................................................................................

     7.2 Mechanics Liens.........................................................................................

     7.3 Contest of Mechanics Liens..............................................................................

     7.4 Notices of Commencement of Construction.................................................................

ARTICLE 8........................................................................................................

TAXES AND ASSESSMENTS............................................................................................

     8.1 Obligation to Pay Taxes.................................................................................

     8.2 Tax Account.............................................................................................

     8.3 Permitted Contests......................................................................................

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ARTICLE 9........................................................................................................

INSURANCE........................................................................................................

     9.1 General Insurance Requirements..........................................................................

     9.2 Waiver of Subrogation...................................................................................

     9.3 General Provisions......................................................................................

     9.4 Blanket Policy..........................................................................................

     9.5 Indemnification of Landlord.............................................................................

ARTICLE 10.......................................................................................................

CASUALTY.........................................................................................................

    10.1 Restoration and Repair..................................................................................

    10.2 Insufficient Insurance Proceeds.........................................................................

    10.3 Escrow of Insurance Proceeds............................................................................

    10.4 Repairs.................................................................................................

    10.5 Abatement of Rent.......................................................................................

    10.6 Tenant's Property and Business Interruption Insurance...................................................

    10.7 Restoration of Tenant's Property........................................................................

    10.8 Waiver..................................................................................................

ARTICLE 11.......................................................................................................

CONDEMNATION.....................................................................................................

    11.1 Total Condemnation, Etc.................................................................................

    11.2 Partial Condemnation; Temporary Condemnation............................................................

    11.3 Disbursement of Award...................................................................................

    11.4 Abatement of Rent.......................................................................................

    11.5 Disputes................................................................................................

ARTICLE 12.......................................................................................................

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DEFAULTS AND REMEDIES............................................................................................

    12.1 Events of Default.......................................................................................

    12.2 Remedies on Default.....................................................................................

    12.3 Application of Funds....................................................................................

    12.4 Landlord's Right to Cure Tenant's Default...............................................................

    12.5 Landlord's Lien.........................................................................................

    12.6 The Other Leases........................................................................................

    12.7 Landlord's Default......................................................................................

    12.8 Special Remedies for Landlord Funding Default...........................................................

ARTICLE 13.......................................................................................................

HOLDING OVER.....................................................................................................

ARTICLE 14.......................................................................................................

LIABILITY OF LANDLORD; INDEMNIFICATION...........................................................................

    14.1 Liability of Landlord...................................................................................

    14.2 Notice of Claim or Suit.................................................................................

    14.3 Limitation on Liability of Landlord.....................................................................

ARTICLE 15.......................................................................................................

REIT REQUIREMENTS................................................................................................

ARTICLE 16.......................................................................................................

SUBLETTING AND ASSIGNMENT SALE OF LEASED PROPERTY; LANDLORD'S RIGHT TO ACQUIRE LEASEHOLD INTEREST;
     TRANSFERS BY LANDLORD.......................................................................................

    16.1 Transfers Prohibited Without Consent....................................................................

    16.2 Indirect Transfer Prohibited Without Consent............................................................

    16.3 Adequate Assurances.....................................................................................

    16.4 Change in Control of Wyndham............................................................................

    16.5 Sale of the Leased Property.............................................................................

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   16.6  Landlord's Right to Acquire the Leasehold Interest......................................................

   16.7  Portfolio Assignment....................................................................................

   16.8  Permitted Sublease......................................................................................

   16.9  Transfers by Landlord...................................................................................

   16.10 Transfers of Interests in Landlord......................................................................

ARTICLE 17.......................................................................................................

ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS...................................................................

   17.1  Estoppel Certificates...................................................................................

   17.2  Financial Statements....................................................................................

   17.3  Records.................................................................................................

   17.4  General Operations......................................................................................

   17.5  Quarterly Meetings......................................................................................

ARTICLE 18.......................................................................................................

LANDLORD'S RIGHT TO INSPECT......................................................................................

ARTICLE 19.......................................................................................................

ALTERNATIVE DISPUTE RESOLUTION...................................................................................

   19.1  Negotiation.............................................................................................

   19.2  Arbitration.............................................................................................

ARTICLE 20.......................................................................................................

HOTEL MORTGAGES..................................................................................................

   20.1  Subordination...........................................................................................

   20.2  Attornment..............................................................................................

   20.3  Rights of Mortgagees and Assignees......................................................................

ARTICLE 21.......................................................................................................

ADDITIONAL COVENANTS OF TENANT...................................................................................

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   21.1  Conduct of Business.....................................................................................

   21.2  Additional Covenants of Tenant..........................................................................

   21.3  Tenant a Single Purpose Entity..........................................................................

   21.4  Distributions, Payments to Affiliated Persons, Etc......................................................

   21.5  Compliance with Management Agreement....................................................................

ARTICLE 22.......................................................................................................

MISCELLANEOUS....................................................................................................

   22.1  Limitation on Payment of Rent...........................................................................

   22.2  No Waiver...............................................................................................

   22.3  Remedies Cumulative.....................................................................................

   22.4  Severability............................................................................................

   22.5  Acceptance of Surrender.................................................................................

   22.6  No Merger of Title......................................................................................

   22.7  Tenant's Representations................................................................................

   22.8  Quiet Enjoyment.........................................................................................

   22.9  Recordation of Memorandum of Lease......................................................................

   22.10 Notices.................................................................................................

   22.11 Construction; Nonrecourse...............................................................................

   22.12 Counterparts; Headings..................................................................................

   22.13 Applicable Law, Etc.....................................................................................

   22.14 Right to Make Agreement.................................................................................

   22.15 Brokerage...............................................................................................

   22.16 No Partnership or Joint Venture.........................................................................

   22.17 Entire Agreement........................................................................................

   22.18 Costs and Attorneys' Fees...............................................................................

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   22.19 Approval of Landlord....................................................................................

   22.20 Successors and Assigns..................................................................................

   22.21 Waiver of Jury Trial....................................................................................

   22.22 Treatment of Lease......................................................................................

   22.23 Landlord's Option to Acquire the Tenant's Personal Property; Transfer of Licenses.......................

   22.24 Landlord's Representations..............................................................................

   22.25 Guaranty................................................................................................

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                                    EXHIBITS
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
 EXHIBIT "A"      -   Permitted Encumbrances

 EXHIBIT "B"      -  The Land

 EXHIBIT "C"      -  Estoppel Certificate

 EXHIBIT "D"      -  Memorandum of Lease

 EXHIBIT "E"      -  Single Purpose Entity Requirements

 EXHIBIT "F"      -  Property Expenses

 EXHIBIT "G"      -  Tenant Equity Ownership

 EXHIBIT "H"      -  Agreement of Guaranty

 EXHIBIT "I"      -  The Proscribed Area

 EXHIBIT "J"      -  Allocation of Minimum Rent Between Real Property and Personal  Property

 EXHIBIT "K"      -  Letter of Credit

 EXHIBIT "L"      -  Post Closing Due Diligence Undertakings

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                                      viii

                                 LEASE AGREEMENT



     THIS LEASE AGREEMENT is entered into as of this 31st day of May, 2000, by and between CNL HOSPITALITY PARTNERS, LP, a Delaware Limited Partnership, as landlord ("Landlord"), and WYN ORLANDO LESSEE, LLC, a Delaware Limited Liability Company, as tenant ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord has heretofore acquired fee simple title to the Leased Property (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in ARTICLE 1); and

     WHEREAS, Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, all subject to and upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1


                                   DEFINITIONS

     For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article and used in this Agreement shall have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP and the Uniform System of Accounts, (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Accessibility Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With

Disabilities Act, the accessibility code(s), if any, of the State in which the Leased Property is located, and all regulations and guidelines promulgated under any all of the foregoing, as the same may be amended from time to time.

     "Accounting Period" shall mean each four (4) week accounting period of Tenant, corresponding to calendar months. If Tenant shall, for a bona fide business reason, change its accounting period during the Term, appropriate adjustments, if any, shall be made with respect to the timing of applicable accounting and reporting requirements of this Agreement; provided, however, that in no event shall any such change or adjustment alter the amount or frequency of payment of Minimum Rent within any Fiscal Year, or alter the frequency of payment of Percentage Rent to less than four (4) times within any Fiscal Year, or otherwise increase or reduce any monetary obligation under this Agreement.

     "Acquisition Properties" shall mean the Leased Property and the leased property contemplated by that certain Lease Agreement of even date herewith between Landlord and Tenant with respect to the Wyndham Denver Tech Center Hotel.

     "Additional  Capital  Investment" shall have the meaning given such term in
Section 5.1.3(c).

     "Additional  Charges"  shall  have the  meaning  given such term in Section
3.1.4.

     "Affiliated  Person" or "Affiliate" shall mean, with respect to any Person,
(a) any Person directly or indirectly Controlling, Controlled by or under common Control with any such Person, (b) in the case of any such Person which is a partnership, any partner in such partnership, (c) in the case of any such Person which is a limited liability company, any member of such company, (d) in the case of any such Person which is a corporation, any officer, director or stockholder of such corporation, (e) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) through (d), (f) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (a) through
(e) and (g) any other Person who is a member of, or trustee of any trust for the benefit of, the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (f). Provided, however, a Person shall not be deemed to be an Affiliated Person solely by virtue of the ownership of shares of stock registered under the Securities Act of 1934, as amended, unless such Person, as holder of such stock, is required to file a Schedule 13 D, pursuant to Section 13(d) of such Act and Rule 13 d-1 promulgated thereunder.

     "Agreement" shall mean this Lease Agreement, including all Exhibits hereto, as it and they may be amended from time to time as herein provided.

     "Amount Funded" shall mean the remainder of (a) all Minimum Rent paid during each Accounting Period by Tenant pursuant to the terms of this Lease, less (b) the total amount of Cash Available for Lease Payments during each such Accounting Period derived from the Leased Property.

     "Annual  Operations  Statement"  shall have the meaning  given such term in
Section 3.1.3.

     "Applicable Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations of any kind, including without limitation, those relating to injury to, or the protection of (a) real or personal property, (b) human health and safety (except those requirements which, by definition, are solely the responsibility of employers), (c) the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, or (d) Accessibility Laws.

     "Applicable Percentage" shall mean, with respect to any Accounting Period, or portion thereof, (a) with respect to the period beginning on the Commencement Date and ending on the last day of the twelfth (12th) full Accounting Period next following the Commencement Date, three percent (3%) of Total Hotel Sales;
(b) with respect to the thirteenth (13th) through twenty-fourth (24th) full Accounting Periods next following the Commencement Date, four percent (4%) of Total Hotel Sales, and, (c) with respect to each Accounting Period thereafter, five percent (5%) of Total Hotel Sales.

     "Approved  Reserve  Estimate"  shall  have the  meaning  given such term in
Section 5.1.2(c).

     "Award" shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of the Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord and/or Tenant, in connection with obtaining any such award).

     "Beginning Index" shall mean the average Index published for each of the twelve (12) months preceding the Commencement Date.

     "Big Five Accounting Firms" shall mean Deloitte & Touche LLP, KPMG LLP, Ernst & Young LLP, Arthur Anderson and PricewaterhouseCoopers LLP, and their lawful successors and assigns.

     "Building Estimate" shall have the meaning given such term in Section 5.1.3(a).


     "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banking institutions in the State are authorized by law or executive action to close.

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     "Calculation  Period"  shall  mean  each  successive  period  of  four  (4)
consecutive Fiscal Quarters commencing with the first Fiscal Quarter following the acquisition by Landlord of the Leased Property and the execution of this Agreement.

     "Capital Expenditure" shall mean any expenditure with respect to the Leased Property treated as capital in nature in accordance with GAAP.

     "Cash Available for Lease Payments" shall mean the remainder of (i) Total Hotel Sales for the Leased Property during a given Shortfall Calculation Period, less (ii) Property Expenses for the Leased Property for the same Shortfall Calculation Period.

     "CHC" shall mean CNL Hospitality Corp., a Florida corporation.

     "CHP" shall mean CNL Hospitality Properties, Inc., a Maryland corporation.

     "Claims" shall have the meaning given such term in Section 8.3.

     "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act.

     "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time.

     "Commencement Date" shall mean the date of this Agreement.

     "Common Tenth Anniversary Date" shall mean the last day of the one hundred twentieth (120) full Accounting Period following the Commencement Date of the last of the Other Leases to be entered into by Landlord and Tenant.

     "Company" shall have the meaning given such term in the recitals of this Agreement.

     "Condemnation" shall mean (a) the exercise of any governmental power with respect to the Leased Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of the Leased Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.

     "Condemnor" shall mean any public or quasi-public authority, or Person having the power of Condemnation.

     "Conflicting  Business"  shall have the meaning  given such term in Section
4.3.

     "Control" (including the correlative meanings of the terms "Controlling", "Controlled by", and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person whether

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through the ownership of voting securities,  or other interests,  by contract or otherwise.

     "Conversion  Costs  Earn-Out"  shall  have the  meaning  given such term in
Section 3.10.

     "Default" shall mean any event or condition existing which with the giving of notice and/or lapse of time would ripen into an Event of Default.

     "Development Properties" shall mean those properties identified on EXHIBIT "I" attached hereto.

     "Disbursement Rate" shall mean as of the date of determination, (i) an annual rate of interest equal to, 10.5% during the period from the Commencement Date through the Common Tenth Anniversary Date and (ii) provided Landlord elects to increase Minimum Rent as provided in Section 3.1 hereof, for the first Lease Year of the Term following the Common Tenth Anniversary Date, 10.5% as increased by that percentage equal to the positive change in the Extension Index preceding such Lease Year over the Beginning Index, and for each Lease Year thereafter, the applicable Disbursement Rate for the Lease Year prior to such Lease Year as increased by that percentage equal to the positive change in the Extension Index preceding such Lease Year over the Extension Index preceding the Lease Year prior to such Lease Year.

     "Distribution" shall mean (a) any declaration or payment of any dividend on or in respect of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any cash distributions in respect of any partnership interests or membership interests in Tenant, if Tenant is a partnership or a limited liability company, (b) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any purchase, redemption, retirement or other acquisition of any partnership or membership interests in Tenant, if Tenant is a partnership or a limited liability company, (c) any other distribution on or in respect of any shares of any class of capital stock of Tenant, if Tenant is a corporation, or any other distribution in respect of any partnership interests or membership interests in Tenant, if Tenant is a partnership or a limited liability company, or (d) any return of capital to shareholders of Tenant, if Tenant is a corporation, or any return of capital to partners of Tenant, if Tenant is a partnership or a limited liability company.

     "Entity" shall mean any corporation, general or limited partnership, limited liability company, partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

     "Environment" shall mean soil, surface waters, ground waters, land, streams, sediments, surface or subsurface strata and ambient air.

     "Environmental Notice" shall have the meaning given such term in Section 4.2.2.

     "Event of Default" shall have the meaning given such term in Section 12.1.

     "Extended Terms" shall have the meaning given such term in Section 2.4.

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


     "Extension Index" shall mean the average Index published for each of the twelve (12) months preceding the Common Tenth Anniversary Date and for each of the twelve (12) months preceding the commencement of each Lease Year following the Common Tenth Anniversary Date.

     "FAS" shall mean all items included within "Property and Equipment" under the Uniform System of Accounts, including, but not limited to, linen, china, glassware, tableware, uniforms and similar items, whether used in connection with public space or guest rooms.

     "FF&E" shall mean and refer to (a) all machinery, equipment, furniture, furnishings, movable walls or partitions, computers or trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such personal property, except items, if any, included within the category of Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property; and (b) the Fixtures.

     "Fiscal Quarter" shall mean, with respect to the first, second and third quarter of any Fiscal Year, Accounting Periods one (1) through three (3), four
(4) through six (6) and seven (7) through nine (9) respectively of such Fiscal Year and, with respect to the fourth quarter of any Fiscal Year, Accounting Periods ten (10) through thirteen (12) of such Fiscal Year.

     "Fiscal Year" shall mean Tenant's Fiscal Year which as of the Commencement Date ends at midnight on December 31 in each calendar year. Any partial Fiscal Year between the Commencement Date and the commencement of the first full Fiscal Year (except with respect to the payment of Minimum Rent as referenced in paragraph 3.1.1 of this Agreement), shall constitute a separate Fiscal Year. A partial Fiscal Year between the end of the last full Fiscal Year and the termination of this Agreement shall also constitute a separate Fiscal Year. If Tenant's Fiscal Year is changed in the future, appropriate adjustments to this Agreement's reporting and accounting procedures shall be made; provided, however, that no such change or adjustment shall alter the Term of this Agreement or in any way reduce the distribution of Percentage Rent or other payments due hereunder. Each full Fiscal Year shall consist of twelve Accounting Periods.

     "Fixtures" shall have the meaning given such term in Section 2.1(d).

     "Force Majeure Event" means any circumstance which is not in the reasonable control of Landlord or Tenant, caused by any of the following: strikes, lockouts; acts of God; civil commotion; fire or any other casualty; governmental action (including revocation or refusal to grant any required license or permit where such revocation or refusal is not within the control of the party affected thereby); or other similar cause or circumstance which is not in the reasonable control of either party hereto. Neither lack of financing nor general economic and/or market factors is a Force Majeure Event.

     "GAAP" shall mean generally accepted accounting principles consistently applied.

     "Government Agencies" shall mean any legislative body, court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or any portion thereof or the Hotel operated thereon.

     "Guarantor" shall mean Wyndham International, Inc., a Delaware corporation.

     "Guaranty" shall mean that certain guaranty of Tenant's obligations hereunder from Guarantor in favor of Landlord of even date herewith a copy of what is attached hereto as EXHIBIT "H".

     "Hazardous Substances" shall mean any substance:

     (a) the presence of which requires or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

     (b) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

     (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or

     (d) the presence of which on the Leased Property causes or materially threatens to cause an unlawful nuisance upon the Leased Property or to adjacent properties or poses or materially threatens to pose a hazard to the Leased Property or to the health or safety of persons on or about the Leased Property; or

     (e) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

     (f) without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

     (g) without limitation, which contains or emits radioactive particles, waves or material; or

     (h) without limitation, constitutes materials which are now or may hereafter be subject to regulation pursuant to the Material Waste Tracking Act of 1988, or any Applicable Laws promulgated by any Government Agencies.

     "Hotel" shall mean the 180 room Wyndham Denver Tech Center Hotel located and operated on the Land.

     "Hotel Mortgage" shall mean any encumbrance placed upon the Leased Property as referenced in ARTICLE 20.


     "Immediate Family" shall mean, with respect to any individual, such individual's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

     "Impositions" shall mean collectively, all taxes (including, without limitation, all taxes imposed under the laws of the State, as such laws may be amended from time to time, and all ad valorem, sales, use, lodging, casino, single business, gross receipts, transaction, privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, Tenant or the business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof), special taxing district taxes and indebtedness, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant or any party claiming by, through or under Tenant, (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord's interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof by Tenant; provided, however, that nothing contained herein shall be construed to require Tenant to pay (i) any tax based on net income, net worth or capital imposed on Landlord, (ii) any net revenue tax of Landlord,
(iii) any transfer fee or other tax imposed with respect to the sale, exchange or other disposition by Landlord, of the Leased Property or the proceeds thereof, (iv) any single business, gross receipts tax, transaction privilege, rent, or similar tax, as the same relate to or are imposed upon Landlord, (v) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations under this Agreement, (vi) any Impositions imposed on Landlord that are a result of Landlord not being considered a "United States person" as defined in Section 7701(a)(30) of the Code or (vii) any Impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement entered into by Landlord governing Landlord's conduct or operation or as a result of the gross negligence or willful misconduct of Landlord (the matters contemplated in items (i)-(vii) are collectively referred to as the "Excluded Impositions").

     "Indebtedness" shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on the obligor's balance sheet as liabilities.

     "Index" shall mean the Producer Price Index For Full Service Hotels and Motels published by the Bureau of Labor Statistics of the United States Department of Labor (June 1993=100). In the event such Producer Price Index shall hereafter be converted to a different standard reference base or is otherwise revised, any determinations to be made pursuant to the provisions of this Agreement with reference to the Index shall be made with the use of such different standard reference base, conversion factor, formula or table for converting the Producer Price Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such different standard reference base, conversion factor, formula or table as may be published by Prentice-Hall, Inc. or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event such Producer Price Index shall cease to be published, then, for purposes of any determination to be made pursuant to the provisions of this Agreement with reference to the Index, there shall be substituted for the Producer Price Index such other index as Landlord and Tenant shall agree upon, and, if they are unable to agree within 90 days after the Producer Price Index ceases to be published, such matters shall be submitted to arbitration in accordance with the provisions of ARTICLE 19.

     "Initial Term" shall have the meaning given such term in Section 2.3.

     "Institutional  Lender"  shall  mean  an  insurance  company,  bank,  trust company, savings and loan association, pension and profit-sharing trust, teacher's annuity fund, university, real estate investment trust, mortgage company, credit company, investment banking firm, or any affiliate of any such designated institution directly or indirectly controlling, controlled by or under common control with such designated institution, which designated institution and/or its affiliate is regularly engaged in the business of making, purchasing, servicing, or acting as trustee for the holders of interest in, loans.

     "Insurance Requirements" shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or the Leased Property.

     "Inventories" shall mean "Inventories" as defined in the Uniform System of Accounts, including, but not limited to, provisions in storerooms, refrigerators, pantries and kitchens; beverages in wine cellars and bars; other merchandise intended for sale; fuel; mechanical supplies; stationery; and other expenses, supplies and similar items.

     "Land" shall have the meaning given such term in Section 2.1(a).

     "Landlord" shall have the meaning given such term in the preambles to this Agreement and shall include its successors and assigns.

     "Lease Year" shall mean any Fiscal Year during the Term and any partial Fiscal Year at the beginning or end of the Term.

     "Leased Improvements" shall have the meaning given such term in Section 2.1(b).

     "Leased Intangible Property" shall mean all transferable or assignable (a) governmental permits, including licenses and authorizations, required for the construction, ownership and operation of the Leased Improvements, including without limitation, certificates of occupancy, building permits, signage permits, liquor licenses, site use approvals, zoning certificates, environmental and land use permits and any and all necessary approvals from state of local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Leased Improvements or the Land; and (b) certificates, licenses, warranties and guarantees and contracts other than such permits, operating permits, certificates, licenses and approvals which are to held by, or transferred to, the Tenant in order to permit the Tenant to operate such Leased Improvements properly and in accordance with the terms of this Lease.

     "Leased Property" shall have the meaning given such term in Section 2.1.

     "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary to operate the Leased Property for its Permitted Use, (b) all covenants, agreements, declarations, restrictions and encumbrances contained in any instruments at any time in force affecting the Leased Property or to which Tenant has consented or required to be granted pursuant to Applicable Laws, including those which may (i) require material repairs, modifications or alterations in or to the Leased Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord's status as a real estate investment trust, and
(c) Applicable Laws.

     "Lien" shall mean any mortgage, security interest, deed of trust, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of the obligor's general creditors.

     "Major  Capital  Expenditures"  shall have the  meaning  given such term in
Section 5.1.3(a).

     "Management Agreement" shall mean that certain Management Agreement dated of even date with this Agreement between Tenant and Manager, and any subsequent Management Agreement entered into by Tenant and approved by Landlord in advance, which Management Agreement shall be expressly junior and subordinate to this Agreement and to Landlord's right, title, and interest hereunder.

     "Manager" shall mean Wyndham Management corporation, a Delaware corporation, a majority owned subsidiary of Wyndham, and any subsequent manager approved by Landlord hereunder.

     "Minimum  Rent"  shall  mean  annual  rent as set forth in  Section  3.1.1,
subject  to  prorations   and   adjustments  as  set  forth  in  Section  3.1.1.

     "Minimum  Rent  Reserve"  shall mean the  reserve  established  pursuant to
Section 3.8 hereof.

     "Minimum Rent Coverage"  shall mean the quotient,  expressed as a ratio, of
(i) the Cash Available for Lease Payments during the Calculation Period divided by the (ii) Minimum Rent paid under this Lease during such Calculation Period.

     "Minor Alteration" shall have the meaning given such term in Section 6.2.

     "Mortgagee" shall mean the holder of any Hotel Mortgage.

     "Notice" shall mean a notice given in accordance with Section 22.10.

     "Other Leases" shall mean, collectively any and all lease agreements between Landlord and Tenant with respect to the Acquisition Properties and the Development Properties which shall, if at all, be entered into on or before December 31, 2001.

     "Overdue Rate" shall mean, on any date, a per annum rate of interest equal to the lesser of (a) fifteen percent (15%) or (b) the maximum rate then permitted under applicable law.

     "Parent" shall mean, with respect to any Person, any Person which directly, or indirectly through one or more Subsidiaries or Affiliated Persons, (a) owns fifty-one percent (51%) or more of the voting or beneficial interest in, or (b) otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

     "Percentage Rent" shall have the meaning given such term in Section 3.1.2.

     "Permitted Encumbrances" shall mean all rights, restrictions, and easements of record set forth on Schedule "B" to the applicable owner's title insurance policy issued to Landlord on the date hereof, plus any other such encumbrances as may have been consented to in writing by Landlord from time to time.

     "Permitted Use" shall mean any use of the Leased Property permitted pursuant to Section 4.1.1.

     "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

     "Portfolio Assignee" shall mean a Person other than an Affiliated Person that is approved or deemed approved by Landlord as an assignee pursuant to a Portfolio Assignment under Section 16.7.

     "Portfolio Assignment" shall mean the assignment by Tenant and express written assumption by Portfolio Assignee of all of Tenant's rights, title and interests in this Agreement and the Other Leases pursuant to Section 16.7.

     "Property Expenses" shall mean those expenses more particularly described on EXHIBIT "F" attached hereto.

     "Proscribed Area" shall have the meaning given such term in Section 4.3.

     "Prohibited  Mortgage"  shall have the  meaning  given such term in Section
14.3.

     "Purchase Agreement" shall mean the Purchase and Sale Agreement, dated as of May __, 2000, by and between WII Denver Tech, LLC and PAH Billerica Realty Company, LLC, as seller, CNL Hospitality Corp., as buyer, and Wyndham International, Inc., as Wyndham, as the same may be amended from time to time.

     "Rent" shall mean, collectively, the Minimum Rent, Percentage Rent and Additional Charges.

     "Reserve" shall have the meaning given such term in Section 5.1.2(a).

     "Reserve Estimate" shall have the meaning given such term in Section 5.1.2(c).

     "Reserve Expenditures" shall have the meaning given such term in Section 5.1.2(a).

     "SEC" shall mean the Securities and Exchange Commission.

     "Security Deposit" shall have the meaning given such term in Section 3.9.

     "Shortfall Calculation Period" shall, mean each successive period of 12 consecutive Accounting Periods commencing with the first full Accounting Period following the Commencement Date of this Lease.

     "Single Purpose Entity" shall have the meaning given such term in EXHIBIT "E" attached hereto.

     "State" shall mean the State in which the Hotel is located.

     "Subsidiary" shall mean, with respect to any Person, any Entity in which such Person directly, or indirectly through one or more Subsidiaries or Affiliated Persons, (a) owns fifty-one percent (51%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

     "Successor  Landlord"  shall  have the  meaning  given such term in Section
20.1.

     "Tax Account" shall have the meaning given such term in Section 8.2.

     "Tax Escrow Amount" shall have the meaning given such term in Section 8.2.

     "Tenant" shall be the entity identified in the preamble to this Agreement, a wholly owned, single purpose entity of Wyndham, and shall include its successors and assigns expressly permitted hereunder.

     "Tenant's Intangible Personal Property" shall mean Tenant's proprietary intellectual property, software, manuals, procedures, processes and other proprietary information used in connection with the Hotel and any rights to the name "Patriot American Hospitality," "Patriot American," "Patriot" or any derivative thereof; any rights to the name "Wyndham International," "Wyndham" or any derivative thereof; or any rights to the names of any Parent, Subsidiaries or Affiliated Persons of Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., Wyndham International, Inc., or Wyndham International Operating Partnership, L.P., or any derivatives thereof; in each case, including all rights, trademarks, service marks, trademark or service marks registrations, trademark applications, copyrights, copyright registrations and copyright applications.

     "Tenant's Personal Property" shall mean all motor vehicles, Inventories, FAS, and any other tangible personal property of Tenant, if any, acquired by Tenant (but not leased) at its election and with its own funds on and after the date hereof and located at the Leased Property or used in Tenant's business at the Leased Property, working capital, bank account balances, software and other miscellaneous supplies and consumables utilized in connection with the operation of the Leased Property, and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, including, without limitation, Tenant's Intangible Personal Property.

     "Term" shall mean, collectively, the Initial Term and, to the extent not terminated pursuant to the provisions of Section 2.4, the Extended Terms, unless sooner terminated pursuant to the provisions of this Agreement.

     "Threshold"  shall, for each Fiscal Quarter for the Leased  Property,  mean
(a) for the period commencing with the Commencement Date and ending on the Common Tenth Anniversary Date, the sum of $3,420,750.00 representing 1/4 of the proforma Total Hotel Sales in the first Lease Year of the Term of this Agreement and the Other Lease for the other Acquisition Property (which sum shall be appropriately increased as additional Other Leases are executed by Landlord and Tenant) (the "Initial Threshold"); and (b) provided Landlord elects to increase the Initial Threshold as provided hereafter, for the first Lease Year of the Term following the Common Tenth Anniversary Date, the Initial Threshold, as increased by that percentage equal to the positive change in the Extension Index preceding such Lease Year, over the Beginning Index, and for each Lease Year thereafter, the Threshold for the Lease Year prior to such Lease Year as increased by that percentage equal to the positive change in the Extension Index preceding such Lease Year over the Extension Index preceding the Lease Year prior to such Lease Year. The Initial Threshold shall automatically increase as provided above if the Landlord notifies the Tenant prior to the Common Tenth
Anniversary Date that Landlord has elected to increase the Minimum Rent as referenced in subsection 3.1.1(d). If Landlord does not elect to increase Minimum Rent as referenced in subsection 3.1.1(d), Landlord shall be deemed to have elected not to increase the Initial Threshold as referenced herein and shall be deemed to have elected to use the Initial Threshold as the Threshold for the Term. Upon determining the adjusted Threshold for each applicable Lease Year following the Common Tenth Anniversary Date, Landlord shall notify Tenant of the amount of the Threshold applicable for each such Lease Year and the amount for each Fiscal Quarter of such Lease Year. Provided, however, (x) in determining the increase in the Threshold as contemplated in this paragraph, the increase in the Index over each year between the Commencement Date and the Common Tenth Anniversary Date shall be aggregated, provided that the Threshold shall not be increased by more than three percent (3%) for any Lease Year between the Commencement Date and the Common Tenth Anniversary Date, notwithstanding any actual increase in the Index for such

Lease Year in excess of three percent (3%), and (y) the Threshold for each Lease Year following the first Lease Year after the Common Tenth Anniversary Date shall not increase by more than three percent (3%) over the Threshold for the prior Lease Year.

     "Total Hotel Sales" shall mean, for the applicable period of time, all gross revenues and receipts of every kind derived by or for the benefit of Tenant or Manager from operating or causing the operation of the Leased Property and all parts thereof, including, but not limited to: income from both cash and credit transactions (after reasonable deductions for commissions paid to credit card companies for credit transactions, bad debts and discounts for prompt or cash payments and refunds), rental of rooms, stores, offices, meeting, exhibit or sales space of every kind; license, lease and concession fees and rentals, off premises catering, if any, and parking rental income from vending machines and video machines, health club membership fees; food and beverage sales; wholesale and retail sales of merchandise (other than proceeds from the sale of furnishings, fixtures and equipment no longer necessary to the operation of the Hotel, which, except with respect to Tenant's Personal Property, shall be deposited in the Reserve), and service charges, to the extent not distributed to employees at the Hotel as gratuities; provided, however, that Total Hotel Sales shall not include the following: gratuities to Hotel employees; federal, state or municipal excise, sales, occupancy, use or similar taxes collected directly from patrons or guests or included as part of the sales price of any goods or services; Awards or insurance proceeds; any proceeds from any sale of the Leased Property or from the refinancing of any debt encumbering the Leased Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of the Hotel; interest which accrues on working capital of Tenant and amounts deposited in the Reserve; and gross receipts of licensees, lessees and concessionaires if other than Tenant or an Affiliated Person of Tenant.

     "Total Rooms Revenue" shall mean, for the applicable period of time, all gross revenues and receipts of every kind derived by Tenant or Manager from, or attributable to or payable for, use or rental of guest rooms at the Hotel, including, without limitation income from both cash and credit transactions (after reasonable deductions for bad debts and discounts for prompt or cash payments and refunds, rebates and credits), but excluding any sales or other applicable taxes collected by Manager with regard to the rental of guest rooms for transmittal to the appropriate taxing authority. Total Rooms Revenue shall also include the proceeds from any business interruption insurance applicable to loss of revenues due to the non-availability of guest rooms and for guaranteed no-show revenue which is collected. Total Rooms Revenue shall be accounted for in accordance with the Uniform System of Accounts.

     "Uniform System of Accounts" shall mean A Uniform System of Accounts for the Lodging Industry, Ninth Revised Edition, 1996, as published by the Hotel Association of New York City, as the same may be further revised from time to time.

     "Unsuitable for Its Permitted Use" shall mean a state or condition of the Leased Property such that following any damage, destruction or condemnation involving the Leased Property, (a) the Leased Property cannot be operated as mutually determined by Landlord and Tenant on a commercially practicable basis for its Permitted Use, and (b) it cannot reasonably be expected to be restored to substantially the same condition as existed before such damage, destruction or condemnation and as is otherwise required by ARTICLE 10 and ARTICLE 11 within eighteen(18) months following such damage or destruction. If Landlord and Tenant cannot agree on whether the Leased Property can be operated on a commercially practical basis for its Permitted Use, or whether the Leased Property can reasonably be expected to be restored as provided in (b) of the preceding sentence, such matter shall be resolved by arbitration pursuant to
ARTICLE 19 hereof.

     "WARN Act" shall mean Worker Adjustment Retraining and Notification Act.

     "Work" shall have the meaning given such term in Section 10.4.

     "Wyndham" shall mean Wyndham International, Inc., a Delaware Corporation.

     "Wyndham Standards" shall mean standards in effect from time to time for maintenance, operation and improvement of full service hotels comparable to the Hotel which utilize the Wyndham name and which offer comparable quality, service and amenities as the Hotel; provided such standards are applicable to at least ten (10) comparable hotels to which such standards are applicable utilizing the Wyndham name (the name and location of at least ten (10) comparable hotels shall be provided by Wyndham to Landlord from time to time upon request of Landlord, which request will not be made more often than yearly) and are reasonably consistent with then current prudent operating standards applicable to the operation, repair, maintenance, and condition of a full service hotel (including a hotel of another brand) comparable in class, quality and standing as the Hotel. Wyndham Standards shall not include standards which constitute an upgrade of the Hotel or its quality, services and amenities to a different class of hotel (such as, for example, an upgrade from current Wyndham hotel standards to those of a Ritz Carlton or Four Seasons). The foregoing examples are illustrations only of the types of changes the magnitude of which would constitute an upgrade and are not necessarily intended to imply that any such example defines the Hotel.

                                   ARTICLE 2

                            LEASED PROPERTY AND TERM

     2.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord all of Landlord's right, title and interest in and to all of the following (collectively, the "Leased Property"):

     (a) all those certain tracts, pieces and parcels of land, as more particularly described in EXHIBIT "B", attached hereto and made a part hereof (collectively, the "Land");


     (b) the Hotel, all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

     (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

     (d) all equipment, machinery, fixtures, and other items of personal property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Fixtures");

     (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures and other items of personal property located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such property, except items, if any, included within the category of Fixtures, and specifically excluding all items included within the category of Tenant's Personal Property;

     (f) all of the Leased Intangible Property; and


     (g) any and all subleases of space (including any security deposits held by Tenant pursuant thereto) in the Leased Improvements to subtenants thereof.


     2.2 Condition of Leased Property. Tenant acknowledges and agrees that the Leased Property is and shall be leased by Landlord to Tenant and from Landlord by Tenant in its present "as is" condition, subject to all faults and the existing state of title and all applicable legal or governmental requirements, and Landlord makes absolutely no representations or warranties whatsoever with respect to the Leased Property or the condition thereof. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Leased Property is fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the Leased Property is to be leased to Tenant in its existing condition, i.e., "as-is", and "where-is", without any representation or warranty as to habitability or fitness for any particular purpose, on and as of the Commencement Date. Tenant further acknowledges that all material permits, licenses and approvals required by any governmental or quasi-governmental, body, department, commission, board, bureau, instrumentality or officer, or otherwise appropriate with respect to the construction, operation, leasing, maintenance or use of the Leased Property or any part thereof, have been issued, are past all appeals periods and are valid and in full force and effect and that no provision, condition or limitation of any of the same has been breached or violated. Tenant further acknowledges that during the Term of this Agreement, Tenant shall, except as otherwise expressly provided in Section 5.1, be solely responsible for any and all actions, repairs, permits, approvals and costs required for the rehabilitation, renovation, use, occupancy and operation of the Leased Property in accordance with applicable governmental requirements, foreseen or unforeseen, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. In addition, and notwithstanding anything in this Agreement to the contrary, Tenant hereby expressly acknowledges and agrees to the Post Closing Due Diligence Undertaking set forth on EXHIBIT "L" attached hereto. Tenant agrees that, by leasing the Leased Property, Tenant warrants and represents that Tenant has examined and approved all things concerning the Leased Property which Tenant deems material to Tenant's leasing, operation and use of the Leased Property. Tenant further acknowledges and agrees that (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Leased Property or which have induced Tenant to execute this Agreement and (b) any other representations and warranties are expressly disclaimed by Landlord. The provisions of this Section 2.2 shall not limit or impair the obligations of Landlord under ARTICLE 5 hereof.

     2.3 Initial Term. The initial term of this Agreement (the "Initial Term") shall commence on the Commencement Date and shall terminate and expire at 11:59 p.m. on the day preceding the fifteenth anniversary of the Commencement Date, i.e. May ___, 2015.

     2.4 Extended Term. Provided that no Event of Default shall exist hereunder, the Term of this Agreement shall be automatically extended for a first renewal term of five (5) years (the "First Extended Term") unless Tenant shall give Landlord Notice, in Tenant's sole and absolute discretion, not later than eighteen (18) months prior to the scheduled expiration of the Initial Term, that Tenant elects not to so extend the Term of this Agreement. Further, provided that no Event of Default shall exist, the Term of this Agreement shall be automatically further extended for a second renewal term of five (5) years (the "Second Extended Term") unless Tenant shall give Landlord Notice, in the Tenant's sole and absolute discretion, not later than eighteen (18) months prior to the scheduled expiration of the First Extended Term, that Tenant elects not to so further extent the Term of this Agreement. Further, provided that no Event of Default shall exist, the Term of this Agreement shall be automatically further extended for a third renewal term of five (5) years (the "Third Extended Term") unless Tenant shall give Landlord Notice, in the Tenant's sole and absolute discretion, not later than eighteen (18) months prior to the scheduled expiration of the Second Extended Term, that Tenant elects not to so further extend the Term of this Agreement. Time shall be of the essence with respect to the giving of the Notices contemplated in this Section 2.4. (The First Extended Term, the Second Extended Term, and the Third Extended Term are collectively referred to as the "Extended Terms").

     Each Extended Term shall commence on the day succeeding the expiration of the Initial Term or the preceding Extended Term, as the case may be. All of the terms, covenants and provisions of this Agreement shall apply to each such Extended Term except that Tenant shall have no right to extend the Term beyond the expiration of the Extended Terms. In addition, notwithstanding anything in this Agreement to the contrary, the Initial Term hereof and each Extended Term hereof may only be extended if the initial term and each applicable extended term of the Other Leases is also extended, it being the express understanding and agreement of the Landlord and Tenant that the Term of this Agreement and the term of each of the Other Leases shall run concurrently and that if the term of any of the Other Leases, or the Term of this Agreement is not extended then neither this Agreement nor the Other Leases shall be extended for any applicable Extended Term. Otherwise the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.

                                   ARTICLE 3

                                      RENT

     3.1 Rent. Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Agreement), Minimum Rent and Percentage Rent to Landlord and Additional Charges to the party to whom such Additional Charges are payable, during the Term. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion.

          3.1.1 Minimum Rent. Subject to proration as set forth below, and subject to increase as set forth hereinafter in this Section 3.1.1 and in
Section 5.1.4 and Section 10.2 hereof, Tenant shall pay as annual base rent for the Leased Property ("Minimum Rent") as follows: (a) for the first full twelve Accounting Periods during the Term the total sum of ONE HUNDRED FIFTY TWO THOUSAND NINE HUNDRED FORTY ONE AND 67/100 DOLLARS ($152,941.67) (First Year Minimum Rent)]; (b) for Accounting Periods thirteen through twenty-four the total sum of ONE HUNDRED FIFTY SIX THOUSAND SEVEN HUNDRED SIXTY FIVE AND 21/100 DOLLARS ($156,765.21) (Second Year Minimum Rent )]; (c) for each twelve
Accounting Periods thereafter through the Common Tenth Anniversary Date, the total sum of ONE HUNDRED SIXTY THOUSAND FIVE HUNDRED EIGHTY EIGHT AND 75/100 DOLLARS ($160,588.75) (Third Period Minimum Rent )]. For each Accounting Period commencing with the Common Tenth Anniversary Date and continuing throughout the remainder of the Term, Minimum Rent shall, at Landlord's option, be increased based upon increases in the Index as hereafter provided or if Landlord does not elect to increase Minimum Rent based upon changes in the Index as hereafter provided, Minimum Rent for the remainder of the Term commencing with the Common Tenth Anniversary Date shall be the rental equal to the Third Period Minimum Rent. Minimum Rent will be allocated between the real property and tangible personal property and valued in the manner contemplated in Section 15 with the initial allocation reflected on EXHIBIT "J" attached hereto.

     If Landlord elects to increase Minimum Rent based upon changes in the Index, Landlord shall notify Tenant at least sixty (60) days prior to the Common Tenth Anniversary Date of such election and if Landlord fails to so notify Tenant of such election at least sixty (60) days prior to the Common Tenth Anniversary Date Landlord shall have waived its right to increase Minimum Rent as herein provided. In the event Landlord elects to increase Minimum Rent based upon changes in the Index and so notifies Tenant, Minimum Rent for the first Lease Year commencing with the Common Tenth Anniversary Date shall be increased based upon increases in the Extension Index preceding the Common Tenth
Anniversary Date over the Beginning Index. In determining the increase in Minimum Rent as contemplated in the preceding sentence, the increase in the Index over each year between the Commencement Date and the Common Tenth Anniversary Date (computed as herein contemplated) shall be aggregated, provided

Minimum Rent shall not be increased by more than three percent (3%) for any Lease Year between the Commencement Date and the Common Tenth Anniversary Date, notwithstanding any actual increase in the Index for such Lease Year in excess of three percent (3%).

     Accordingly, Minimum Rent for the first Lease Year commencing with the Common Tenth Anniversary Date shall be equal to the Third Period Minimum Rent for the Lease Year preceding the Common Tenth Anniversary Date multiplied by a fraction the numerator of which is the Extension Index preceding the Common Tenth Anniversary Date and the denominator of which is the Beginning Index. For each Lease Year after the first Lease Year commencing with the Common Tenth Anniversary Date, Minimum Rent shall increase based upon increases in the Extension Index preceding each Lease Year over the Extension Index preceding the previous Lease Year. Thus, for example, the Minimum Rent for the third Lease Year following the Common Tenth Anniversary Date shall be determined based upon increases in the Extension Index preceding such third Lease Year over the Extension Index preceding the second Lease Year following the Common Tenth Anniversary Date. Accordingly, for each Lease Year following the first Lease Year after the Common Tenth Anniversary Date, Minimum Rent in effect for the Lease Year preceding each such Lease Year shall be multiplied by a fraction the numerator of which is the Extension Index preceding such Lease Year and the denominator of which is the Extension Index preceding the Lease Year prior to such Lease Year.

     If Landlord notifies Tenant prior to the Common Tenth Anniversary Date of its election to so increase Minimum Rent as provided above, Percentage Rent shall be adjusted and determined based upon increases in the Threshold as contemplated in this Agreement. Upon determining the adjusted Minimum Rental for each such Lease Year, Landlord shall notify Tenant of the amount of adjusted Minimum Rent due for such Lease Year. If such notice is not provided prior to the commencement of such Lease Year, Tenant shall pay any increased amount of Minimum Rent due for the first month(s) of such Lease Year with the first Minimum Rent payment due after receipt of Landlord's notice. Provided, however, Minimum Rent shall not be increased by more than three percent (3%) in any Lease Year following the first Lease Year after the Common Tenth Anniversary Date.

     Tenant shall pay Minimum Rent to Landlord in equal installments in advance, on the first (1st) Business Day of each Accounting Period. Accordingly, (a) for the first full twelve Accounting Periods, First Year Minimum Rent, together with applicable sales and use and other taxes thereon (but not any Excluded Impositions) shall be due and payable to Landlord by Tenant on the First Business Day of each such Accounting Period; (b) for each of Accounting Periods thirteen through twenty four, Second Year Minimum Rent, together with all applicable sales, use and other taxes thereon (but not any Excluded Impositions) shall be due and payable by Tenant to Landlord on the first Business Day of each such Accounting Period; (c) for each Accounting Period thereafter through the Common Tenth Anniversary Date, Third Period Minimum Rent, together with all applicable sales, use and other taxes thereon (but not any Excluded Impositions) shall be due and payable by Tenant to Landlord on the first Business Day of each such Accounting Period; and (d) for each Accounting Period thereafter Minimum Rent in the amount determined by Landlord as aforesaid, together with all applicable sales, use and other taxes thereon (but not any Excluded Impositions) shall be due and payable by Tenant to Landlord on the first day of each Accounting Period. Provided, however, that the first payment of Minimum Rent shall be payable on the Commencement Date. Further, if applicable, the first payment of Minimum Rent and the last payment of Minimum Rent shall be prorated on a per diem basis provided, however, that for purposes of Minimum Rent, any prorated payment for any partial Accounting Period prior to the first full Accounting Period shall be prorated based upon the Minimum Rent payable for the first full twelve Accounting Periods and any prorated Rent at the end of the Term shall be prorated based upon Minimum Rent payable for each Accounting Period after the thirty sixth Accounting Period.

          3.1.2 Percentage Rent. In addition to, and not in lieu of, Minimum Rent, Tenant shall pay to Landlord at the times and in the manner provided in
Section 3.1.3 a sum ("Percentage Rent") equal to ten percent (10%) of the aggregate Total Hotel Sales for the Acquisition Properties and the Development Properties in excess of the aggregate Thresholds for all such properties. The Percentage Rent payable hereunder shall be prorated among the Leased Property and the leased properties contemplated by the Other Leases based on each such property's Total Hotel Sales in excess of the Threshold for such property in relation to the aggregate Total Hotel Sales in excess of the aggregate Thresholds for the Acquisition Properties and Development Properties; provided, however, for the first Lease Year of the Term hereof or the term of any of the Other Leases, no Percentage Rent shall be payable.

          3.1.3 Payment of Percentage Rent. Installments of Percentage Rent for each Fiscal Year or portion thereof shall be calculated and paid each Fiscal Quarter in arrears. Tenant shall within thirty (30) days after the end of each Fiscal Quarter of the Term hereof submit to Landlord (a) an unaudited (but certified by a duly authorized officer or managing member of Tenant) statement showing a detailed breakdown of the calculation of Percentage Rent for that Fiscal Quarter and Fiscal Year-to-date on a cumulative basis, and (b) the applicable Percentage Rent payment due and owing (if any) for the Leased Property for that Fiscal Quarter. Installments of Percentage Rent due with respect to the Leased Property for each Fiscal Quarter shall be equal to the Percentage Rent for the Leased Property for all Fiscal Quarters elapsed during the applicable Fiscal Year less amount previously paid with respect thereto by Tenant. If the Percentage Rent for such elapsed Fiscal Quarters as shown on the last quarterly statement is less than the amount previously paid with respect thereto by Tenant, the amount of such difference shall be offset against Rent next coming due under this Lease. Such payment of Percentage Rent shall be paid by Tenant to Landlord together with and in the same manner as the installment of Minimum Rent due on such date. Percentage Rent for any partial Fiscal Quarter in the final Fiscal Year shall be prorated proportionately. Tenant's obligation to pay Percentage Rent for the Fiscal Quarter which includes the date of termination of this Agreement shall survive the termination hereof.

     Tenant shall, no later than 90 days following the end of each Fiscal Year during the Term hereof furnish to Landlord for such Fiscal Year a complete statement (the "Annual Operations Statement") certified by an independent certified public accountant who is actively engaged in the practice of his profession and who is experienced in hotel accounting and approved by Landlord, which approval shall not be unreasonably withheld or delayed, (which Statement shall also be certified either by an officer, partner or managing member in Tenant), setting forth, with respect to such Fiscal Year in reasonable detail the Total Hotel Sales in respect of such Fiscal Year together with copies of statements from the Manager with respect to the Leased Property as to its operations therein including without limitation, all expenses incurred and income derived by it. If the Annual Operations Statement for any Fiscal Year indicates that the aggregate of the installment payments theretofore made with respect to such Fiscal Year pursuant to this Section 3.1.3 exceeds the Percentage Rent due for such Fiscal Year, Landlord shall credit such overpayment together with interest thereon determined as set forth below in this paragraph against the next installment or installments of Minimum Rent falling due (or will pay the amount of such overpayment, together with such interest, to Tenant if this Agreement shall have terminated other than by reason of Tenant's default, or if Landlord so elects to do so). If, on the other hand, the Annual Operations Statement indicates that the aggregate of the installment payments theretofore made with respect to such Fiscal Year is less than the Percentage Rent due for such Fiscal Year then Tenant shall pay the balance or excess, as the case may be, together with interest thereon determined as set forth below in this paragraph, to Landlord concurrently with the submission of the Annual Operations Statement. Interest shall accrue on payments pursuant to this paragraph at the Disbursement Rate from the date when first due and payable until the date when the adjusted amount is fully credited or paid (as the case may be), in the manner as set forth above.

     Notwithstanding the foregoing, Landlord at its own expense, except as provided hereinbelow, shall have the right, exercisable by Notice to Tenant given within 270 days after receipt of the applicable Annual Operations Statement, by its accountants or representatives, to commence within such 270 day period an audit of the information set forth in such Annual Operations Statement and, in connection with such audit, to examine all of Tenant's books and records with respect thereto (including supporting data and sales and excise tax returns); provided, however, if Landlord reasonably believes Tenant has intentionally misrepresented Total Hotel Sales on any such Annual Operations Statement, the said 270 day period shall commence to run on the date Landlord obtains credible evidence that Tenant has intentionally misrepresented Total Hotel Sales on any such Annual Operations Statement, which credible evidence must be obtained, if at all, within three (3) calendar years following the date such Annual Operation Statement has been furnished by Tenant. If Landlord does not commence an audit within such 270 day period, such Annual Operations Statement shall be deemed to be accepted by Landlord as correct. Landlord shall use commercially reasonable efforts to complete any such audit as soon as practicable. If such audit discloses a deficiency in the payment of Percentage Rent, Tenant shall forthwith pay to Landlord the amount of the deficiency, together with interest at the Disbursement Rate from the date such payment should have been made to the date of payment therefore. If such deficiency is more than three percent (3%) of the Total Hotel Sales reported by Tenant for such Fiscal Year, and as a result Landlord did not receive at least ninety-five percent (95%) of the Percentage Rent payable with respect to such fiscal year, Tenant shall also pay the costs of such audit and examination. Any proprietary information obtained by Landlord with respect to Tenant pursuant to the provisions of this Section or any other provision of this Agreement shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between or involving the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct such lenders to maintain such information as confidential. The obligations of Tenant and Landlord contained in this Section shall survive the expiration or earlier termination of this Agreement.

          3.1.4 Additional Charges. In addition to the Minimum Rent and Percentage Rent payable hereunder, Tenant shall pay to the appropriate parties and discharge as and when due and payable hereunder the following (collectively, "Additional Charges"):

          (a) Impositions. Tenant shall pay or cause to be paid all Impositions required to be paid pursuant to ARTICLE 8.


          (b) Utility Charges. Tenant shall be liable for and shall promptly pay directly to the utility company all charges and fees (together with any applicable taxes or assessments thereon) prior to delinquency for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges, impact fees, or similar items in connection with the use or occupancy of the Leased Property. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Leased Property. No interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Agreement, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.


          (c) Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to
     ARTICLE 9.


          (d) Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities and obligations arising in connection with the Leased Property except those obligations expressly assumed by Landlord pursuant to the provisions of this Agreement or expressly stated not to be an obligation of Tenant pursuant to this Agreement.



     3.2 Landlord Advances. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Agreement, or if Tenant shall become obligated to Landlord under this Agreement for any sum other than Minimum Rent or Percentage Rent as hereinabove provided, Landlord shall provide no less than five (5) days Notice thereof to Tenant and the amount thereof together with interest thereon at the Overdue Rate from the date advanced by Landlord, if advanced, shall be deemed to constitute Additional Charges and shall be due and payable by Tenant to Landlord, together with all applicable sales or other taxes thereon (but not any Excluded Impositions), if any, simultaneously with the next succeeding monthly installment of Minimum Rent after such five (5) day period or at such other time as may be expressly provided in this Agreement for the payment of the same.

     3.3 Sales Tax. In addition to the Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Agreement and subject to any qualifications and exclusions in the definition of Impositions, Tenant shall also pay to Landlord, simultaneously with such payment of such Rent or other sums or amounts, the amount of any applicable sales, use, excise or similar or other tax on any such Rent or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by any federal entity or by the State in which the Leased Property is located or any other county or municipal governmental entity or agency in such State (but not any Excluded Impositions). Any such sales, use, excise or similar or other taxes shall be paid by Tenant to Landlord or the appropriate Governmental Agency at the same time that each of the amounts with respect to which such taxes are payable are paid by Tenant to Landlord. Landlord shall upon written request by Tenant provide to Tenant on an annual basis such reasonable information as shall be necessary to enable Tenant to pay such tax. If Tenant pays any such tax directly to an appropriate Government Agency, Tenant shall, upon request, promptly provide Landlord appropriate evidence of the same.

     3.4 Payment of Rent. Except as otherwise expressly provided herein, each of the foregoing amounts of Rent and other sums shall be paid without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. All such Rent and other sums shall be paid in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept any such Rent or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights here-under. Nothing contained in this Section 3.4, Section 3.6 or in any other similar provisions of this Lease shall be deemed to prohibit Tenant from bringing a separate action or compulsory counterclaim against Landlord for Landlord's breach of this Lease.

     3.5 Late Payment of Rent. If Tenant fails to make any payment of Rent on or before the fifth day after the date such payment is due and payable, such past due payment shall bear interest at the Overdue Rate. Such interest shall constitute Additional Charges and shall be due and payable with the next installment of Rent due hereunder.

     3.6 Net Lease. Landlord and Tenant acknowledge and agree that both parties intend that this Agreement shall be and constitute what is generally referred to in the real estate industry as a "triple net" or "absolute net" lease, such that, except as otherwise expressly provided in this Agreement, Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Leased Property and all personal property thereon and therein and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, lease payments on leased personal property, insurance costs, service agreement fees and costs, maintenance costs and repair, replacement and restoration expenses (all as more particularly herein provided) and all costs and expenses for, under and with respect to the Management Agreement together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Leased Property and the business operated thereon and therein, other than Landlord's financing costs and expenses and related debt service and Excluded Impositions; provided, however, that Landlord shall nonetheless be obligated to pay Landlord's personal income taxes with respect to the Rents and other amounts received by Landlord under this Agreement. Except as expressly herein provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Leased Property. Except to the extent otherwise expressly provided in this Agreement, it is agreed and intended that Rent payable hereunder by Tenant shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction and that Tenant's obligation to pay Rent throughout the Term and any applicable Extended Term is absolute and unconditional and the obligations and liabilities of Tenant hereunder shall in no way be released, discharged or otherwise affected for any reason, including

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


without limitation by: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with Applicable Laws, including any inability to occupy or use the Leased Property by reason of such non-compliance;
(b) any damage to, removal, abandonment, salvage, loss, condemnation, theft, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof, or any environmental condition on the Leased Property or any property in the vicinity of the Leased Property; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including any lawful eviction; (d) any defect in title to or rights to the Leased Property or any lien on such title or rights to the Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Tenant or any other Person (other than Landlord) or any action taken with respect to this Agreement by any trustee or receiver of Tenant or any other Person (other than Landlord) or by any court, in any such proceedings; (g) any right or claim that Tenant has or might have against any Person, including, without limitation, Landlord (other than a monetary default), or any vendor, manufacturer or contractor of or for the Leased Property; (h) any failure on the part of Landlord or any other Person to perform or comply with any of the terms of this Agreement, or of any other agreement; (i) any invalidity, unenforceability, rejection or disaffirmance of this Agreement by operation of law or otherwise against or by Tenant or any provision hereof; (j) the impossibility of performance by Tenant or Landlord, or both; (k) any action by any court, administrative agency or Government Agencies; (l) any interference, interruption or cessation in the use, possession or quiet enjoyment of the Leased Property or otherwise; or (m) any other occurrence whatsoever whether similar or dissimilar to the foregoing, whether foreseeable or unforeseeable, and whether or not
Tenant shall have notice or knowledge of any of the foregoing; provided, however, that the foregoing shall not apply or be construed to restrict Tenant's rights in the event of any act or omission by Landlord constituting gross negligence or willful misconduct. Except as specifically set forth in this Agreement, this Agreement shall be noncancellable by Tenant for any reason whatsoever and except as expressly provided in this Agreement, Tenant, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Agreement or to any diminution, abatement or reduction of Rent payable hereunder. Except as specifically set forth in this Agreement, under no circumstances or conditions shall Landlord be expected or required to make any payment of any kind hereunder or have any obligations with respect to the use, possession, control, maintenance, alteration, rebuilding, replacing, repair, restoration or operation of all or any part of the Leased Property, so long as the Leased Property or any part thereof is subject to this Agreement, and except as specifically set forth in this Agreement, Tenant expressly waives the right to perform any such action at the expense of Landlord pursuant to any law.

     3.7 No Abatement of Rent. Except as otherwise specifically provided in this Agreement, no abatement, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant's other obligations hereunder shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever and to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statutes, land rules, regulations or ordinance providing to the contrary.

     3.8 Minimum Rent Reserve. In addition to any other security for Tenant's performance as may be contemplated by this Agreement, Tenant shall establish a cash reserve for the Acquisition Properties in the aggregate amount of $1,000,000.00, which may be used for reimbursement to Tenant of any Amount Funded hereunder and under the Lease for the other Acquisition Property and except as herein otherwise provided, for no other purpose. Such cash reserve shall be placed in an interest bearing investment account selected by Tenant.
Such account shall be maintained in Landlord's name in a bank selected by Landlord and approved by Tenant, which approval will not be withheld if the bank selected is an FDIC Member and maintains at least Twenty Million and 00/100 Dollars ($20,000,000.00) in assets and shall not be under any regulatory orders from any federal or state banking authorities. If during the Term such bank shall not meet the foregoing criteria the reserve shall be moved to another bank mutually agreed to by Landlord and Tenant. All interest earned on such cash reserve shall be the property of Tenant and accrued interest shall be paid to Tenant on a monthly basis. Such required cash reserve shall exist and be used to reimburse Tenant for any Amount Funded by Tenant hereunder in Rent and except as herein otherwise provided, for no other purpose Tenant shall have no obligation to replenish such cash reserve.

     In lieu of the million dollar cash reserve as aforesaid, Tenant may, at Tenant's option deliver to Landlord a letter of credit in the amount of One Million and NO/100 Dollars ($1,000,000.00) as security for Tenant's performance hereunder. Such letter of credit shall be irrevocable and transferable, shall be payable at "sight" issued by a bank selected by Tenant and approved by Landlord, (which approval will not be withheld if the bank selected is an FDIC Member and maintains at least Twenty Million and NO/100 Dollars ($20,000,000.00) in assets and shall not be under any regulatory orders from any federal or state banking authorities) and naming Landlord, as beneficiary and shall be substantially in the form of EXHIBIT "K" attached hereto. Such letter of credit shall be for a term of no less than one (1) year and shall state on its face that it automatically renews by one (1) year periods, upon the respective expiration date set forth therein and upon each anniversary of such date thereafter, unless sixty (60) days prior to such expiration date or prior to any anniversary of such date the bank issuing the letter of credit notifies Landlord in writing by certified or registered mail or by Federal Express or other expedited overnight courier service that it elects not to renew the letter of credit, or Tenant notifies Landlord that it shall replace such letter of credit with a new letter of credit meeting the requirements herein, in which event, so long as the Acquisition Properties have not achieved the coverage ratio hereafter specified, Tenant shall, within forty five (45) days thereafter (but in any event no later than fifteen (15) days prior to the expiration date of such letter of credit) deliver to Landlord a new letter of credit effective upon the expiration date of the expiring letter of credit from a bank mutually agreed to by Landlord and Tenant, and on the same terms of such expiring letter of credit with a term of no less than one (1) year; provided, that the amount of the new letter of credit shall be equal to One Million and NO/100 Dollars ($1,000,00.00) less any Amount Funded by Tenant hereunder for Rent. If Landlord shall receive notice from the bank issuing such letter of credit that it intends not to renew the letter of credit and Tenant fails to deliver a replacement letter of credit as aforesaid, then Landlord shall be entitled to immediately draw upon the expiring letter of credit. In the event that the bank which issues the letter of credit shall not meet the foregoing criteria, then Landlord shall be entitled to draw on the letter of credit if after ten (10) days written notice to Tenant that the bank does not meet the foregoing criteria, Tenant fails either to replace such letter of credit with a cash deposit of equal amount or provide a substitute letter of credit from a bank mutually agreed to by Landlord and Tenant. The term of the letter of credit shall, in any event, not expire until thirty (30) days following the date that the Acquisition Properties achieve the coverage ratio hereafter specified or the Amount Funded by Tenant exceeds the amount of the original letter of credit at which time the letter of credit shall be returned to Tenant.

     Following payment of Minimum Rent hereunder by Tenant as required herein, Tenant shall on or before the fifteenth (15th) day of each Accounting Period deliver or cause to be delivered to Landlord a statement reflecting the Amount Funded, if any, by Tenant for the immediately preceding Accounting Period. Upon approval of such statement, Landlord shall, if Tenant has delivered a cash reserve, cause a sum of money equal to the Amount Funded by Tenant as reflected on such statement, to be released from the cash reserve and delivered to Tenant. If Tenant has delivered a letter of credit, there shall be no partial draws on the letter of credit for any Amount Funded. Notwithstanding the foregoing, in the event that Minimum Rent is not paid when due hereunder, Landlord may withdraw from the cash reserve the Minimum Rent due and owing to Landlord. Further, upon the occurrence of an Event of Default, Landlord may withdraw the entire cash reserve. In the event that Minimum Rent is not paid when due hereunder and Tenant has delivered to Landlord a letter of credit as aforesaid, Landlord may make a partial draw on the letter of credit for the amount of such unpaid Minimum Rent, and the terms of the letter of credit shall expressly authorize and provide for such partial draw, provided the amount of any such draw shall not exceed the face amount of the then existing letter of credit less all Amounts Funded by Tenant prior to the date such Minimum Rent is due and after the date the current letter of credit was delivered. Further, upon the occurrence of an Event of Default, Landlord may draw on the letter of credit and retain from the proceeds thereof, the face amount thereof less all Amounts Funded by Tenant prior to the occurrence of the Event of Default and after the date the current letter of credit was delivered (it being understood that all proceeds of the letter of credit equal to the Amount Funded by Tenant after the date the current letter of credit was delivered shall be promptly delivered to Tenant). In addition, such reserve shall exist and be held by Landlord, to the extent of funds therein, until such time as the aggregate Total Hotel Sales for the Acquisition Properties during any rolling six (6) month period less aggregate Property Expenses for such Acquisition Properties incurred and paid during each such six (6) month period, divided by total Minimum Rent paid for the Acquisition Properties during such six (6) month period results in a quotient, expressed as a ratio, of 1.05 or greater. At such time, Landlord shall cause the balance remaining in the cash reserve, if any, plus accrued and unpaid interest thereon, if any, to be paid to Tenant. For purposes of the Minimum Rent Reserve, Property Expenses for the Leased Property shall include the payment of a management fee equal to three percent (3%) of Total Hotel Sales and the funding of the Reserve.

     3.9 Security Deposit. As security for the faithful performance and compliance by Tenant of the terms, covenants and conditions hereof on Tenant's part to be performed and complied with, the Tenant shall, in connection with Tenant's execution of this Agreement, deposit with Landlord the sum of $917,650.00 (The "Security Deposit"). Such Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant and in Landlord's sole discretion, may be held or invested by Landlord and any interest accruing thereon shall be the sole property of Landlord. Such Security Deposit may be commingled by Landlord and held in any account of Landlord. Landlord shall have the right to use the Security Deposit as it sees fit, including the right to apply any part or all of the Security Deposit to cure any default of the Tenant hereunder and if Landlord does so apply the Security Deposit against a default, Tenant shall, upon demand, deliver to and deposit with Landlord a sum of money equal to the amount so applied, so that Landlord shall have the full Security Deposit on hand at all times during the Term of this Lease. Upon the expiration of the Term of this Lease, provided no Event of Default exists, the Security Deposit or the portion of such Security Deposit then in Landlord's possession after application of any portion thereof to a default hereunder by Tenant, shall be returned to Tenant. The Landlord shall have the right to apply any part of the Security Deposit to cure any default of the Tenant without thereby waiving any of Landlord's rights hereunder with respect to a default by Tenant.

     In the event of a sale, assignment, lease or hypothecation of the Leased Property subject to this Lease to a purchaser or assignee permitted herein, the Landlord shall have the right to transfer the Security Deposit to the purchaser or assignee and if such permitted purchaser or assignee expressly assumes Landlord's obligations under this Agreement, the Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit and the Tenant shall look solely to the purchaser or the assignee for the return of the Security Deposit, and it is agreed that this provision shall apply to every transfer or assignment made of the Security Deposit to every permitted purchaser or assignee. The Security Deposit shall not be mortgaged, assigned, pledged or encumbered by the Tenant, except Tenant's rights thereto may be assigned in connection with an assignment of Tenant's interest expressly permitted in this Agreement.

     3.10 Additional Rentals on Conversion Costs Earn-Outs. In the event that pursuant to the terms of paragraph 3e of the Purchase Agreement (which paragraph 3e survived the Closing of the Purchase Agreement), a Seller thereunder earns and is entitled to Conversion Cost Earn-Out with respect to the Leased Property (as contemplated and defined in the Purchase Agreement), at such time as such Conversion Cost Earn-Out is, in fact paid to a Seller under the Purchase Agreement, Minimum Rent due hereunder shall concurrently therewith be increased by an amount necessary to provide a per annum yield on such Conversion Cost Earn-Out so paid with respect to the Leased Property equal to the Disbursement Rate in the same manner as if the Minimum Rent were to be increased based upon funding by Landlord for Major Capital Expenditures pursuant to Section 5.1.3(c) hereof.

                                   ARTICLE 4

                USE OF THE LEASED PROPERTY; CONFLICTING BUSINESS

     4.1 Permitted Use.

          4.1.1 Permitted Use. Tenant covenants and agrees that it shall, throughout the Term of this Agreement, continuously use and occupy (subject to any condemnation or casualty) the Leased Property solely and exclusively as a hotel for the accommodation of hotel guests, with appropriate amenities for the same and for permitted subleases as contemplated in ARTICLE 16 hereof and for no other purpose without interruption except for minimum necessary interruptions in respect to portions of the Leased Property for periods provided herein for repairs, renovations, replacements and rebuilding all of which shall be carried out pursuant to, and in accordance with the applicable provisions of this

Agreement, (the foregoing being referred to as the "Permitted Use"). In addition, except as provided in Section 16.8, without the prior written consent of the Landlord, which will not be unreasonably withheld, no Affiliated Person of Tenant may be a subtenant or concessionaire in the Leased Property and any sublease or concession agreement with an Affiliated Person shall be on "arms length", commercially reasonable terms. No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any Article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Tenant shall not take, or subject to Landlord complying with its obligations under ARTICLE 5, omit to take any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use.

          4.1.2 Necessary Approvals. Tenant shall proceed with all due diligence and exercise commercially reasonable efforts to obtain and maintain all approvals necessary to use and operate, for its Permitted Use, the Leased Property and the Hotel located thereon under applicable law. Landlord shall at no cost or liability to Landlord reasonably cooperate with Tenant in this regard, limited to executing all applications and consents required to be signed by Landlord in order for Tenant to obtain and maintain such approvals.

          4.1.3 Lawful Use, Etc. Tenant shall not use or suffer or permit the use of the Leased Property or Tenant's Personal Property, if any, for any unlawful purpose. Tenant shall not commit or, subject to Landlord complying with its obligations under ARTICLE 5, suffer to be committed any waste on the Leased Property, or in - the Hotel, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not suffer nor permit the Leased Property, or any portion thereof, to be used in such a manner as (i) might reasonably impair Landlord's title thereto or to any portion thereof, or (ii) might reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

          4.1.4 Compliance with Legal/Insurance Requirements. Subject to ARTICLE 5 and Section 8.3 hereof, Tenant shall at all times at its sole cost and expense, keep and maintain the Leased Property in compliance with all Legal Requirements. Tenant agrees to give Landlord Notice of any notices, orders or other communications relating to Legal Requirements affecting the Leased Property which is or are enacted, passed, promulgated, made, issued or adopted, a copy of which is served upon, or received by, Tenant, or a copy of which is posted on or fastened or attached to the Leased Property, within ten (10) business days after service, receipt, posting, fastening or attaching. At the same time, the Tenant will inform Landlord as to the work or steps which Tenant proposes to do or take in order to comply therewith.

     4.2 Environmental Matters. Restriction on Use, Etc. Except as permitted by Applicable Laws, Tenant shall at all times during the Term keep the Leased Property free of Hazardous Substances. Neither Tenant nor any of its employees, agents, invitees, licensees, contractors, guests, or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Substances in, on or about the Leased Property or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered.

     Tenant shall not discharge or permit to be discharged into any septic facility or sanitary sewer system serving the Leased Property any toxic or hazardous sewage or waste other than that which is permitted by Applicable Laws. Any Hazardous Substances which are produced or generated in connection with the use or operation of the Leased Property shall be handled and disposed of as required by and in compliance with all Applicable Laws, or shall be pre-treated to the level of domestic wastewater for the type of business contemplated by this Agreement prior to discharge into any septic facility or sanitary sewer system serving the Leased Property.

          4.2.2 Discovery of Hazardous Substances, Etc. If, at any time prior to the termination of this Agreement, Hazardous Substances (other than those maintained in accordance with Applicable Laws) are discovered on the Leased Property, Tenant shall take all actions and incur any and all expenses, as may be reasonably necessary and as may be required by any Government Agencies: (i) to treat, contain, remove or otherwise dispose of all Hazardous Substances from, on and about the Leased Property, (ii) to prevent any further release or threat of release of Hazardous Substances on or about the Leased Property and (iii) to use good faith efforts to eliminate any further release or threat of release of Hazardous Substances on or about the Leased Property. Tenant shall promptly: (a) upon receipt of notice or knowledge, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at, on or about the Leased Property, (b) transmit to Landlord a copy of any Community Right to Know report which is required to be filed by Tenant with respect to the Leased Property pursuant to SARA Title III or any other Applicable Laws, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or its agents or representatives with respect to environmental matters (collectively "Environmental Notice"), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a risk of any violation of any Applicable Law and/or presents a risk of any material cost, expense, loss or damage, (d) observe and comply with all Applicable Laws relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court, or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, and (e) pay or otherwise dispose of any fine, charge or imposition related thereto, unless: (i) Tenant shall contest the same in good faith and by appropriate proceedings in accordance with Applicable Laws and (ii) the right to use and the value of the Leased Property is not materially and adversely affected thereby. Provided, further, that in the event Hazardous Substances are discovered on the Leased
Property and the presence thereof is not due to Tenant's negligent acts or willful misconduct, the costs of removal and remediation thereof shall be a Major Capital Expenditure as contemplated in Section 5.1.3 hereof.

          4.2.3 Indemnity. Tenant shall protect, indemnify and hold harmless the Landlord, its successors or assigns with respect to this Agreement for, from and against any and all debts, liens, claims, causes of action, administrative orders or notices, costs, fines, penalties or expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon, incurred by or asserted against Landlord resulting from, either directly or indirectly, the presence or release during the Term upon or under the soil or ground water of the Leased Property or any properties surrounding the Leased Property of any Hazardous Substances in violation of any Applicable Laws due to Tenant's negligent acts or willful misconduct. Landlord agrees to protect, indemnify and hold harmless the Tenant and its permitted successors or assigns with respect to this Agreement for, from and against any and all debts, liens, claims, causes of action, administrative orders or notices, costs, fines, penalties or expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Tenant resulting from the presence upon or under the soil or ground water of the Leased Property or any properties surrounding the Leased Property of any Hazardous Substances in violation of Applicable Laws due to the gross negligence or willful misconduct of Landlord. This duty includes, but is not limited to, costs associated with personal injury or property damage claims as a result of the presence prior to the expiration or sooner termination of the Term and the surrender of the Leased Property to Landlord in accordance with the terms of this Agreement of Hazardous Substances in, upon or under the soil or ground water of the Leased Property in violation of any Applicable laws. Upon Notice from Landlord, Tenant shall undertake the defense, at its sole cost and expense, of its indemnification duties set forth herein and upon Notice from Tenant, Landlord shall undertake the defense at its sole cost and expense of its indemnification duties set forth herein.

     4.3 Conflicting Businesses Prohibited. Landlord and Tenant hereby recognize and acknowledge: (a) that the Minimum Rent and the Percentage Rent payable by Tenant to Landlord under this Agreement have been established at the levels specified in this Agreement upon the premise and with the expectation that Percentage Rent will constitute a material part of the total rents payable by Tenant to Landlord under this Agreement, (b) that the expectation of receiving Percentage Rent constitutes a material consideration for Landlord's willingness to execute this Agreement and thereby lease and demise the Leased Property to Tenant, and (c) that the operation, development, management, franchising or ownership by Tenant, Wyndham or an Affiliated Person of Tenant or Wyndham, of another full service hotel of the same brand contemplated herein or any Wyndham Garden Hotel (such hotel being referred to herein as a "Conflicting Business") within the area designated on EXHIBIT "I" attached hereto and by this reference made a part hereof (the "Proscribed Area") will tend to result in a decrease in the amount of Total Rooms Revenue which would otherwise reasonably be expected to be made upon, within and from the Leased Property and thereby result in a reduction of the Percentage Rent which would otherwise be payable by Tenant to Landlord pursuant to this Agreement in the absence of the operation of a Conflicting Business by Tenant or any such Affiliated Person of Tenant or Wyndham within the Proscribed Area. Accordingly, Tenant on behalf of itself and its Affiliated Persons, and Wyndham and Manager (who have joined in the execution of this Lease to acknowledge the restriction herein), agree that subject to any qualifications in EXHIBIT "I", during the Term of this Agreement neither Tenant, Wyndham, Manager nor any Affiliated Person of Tenant, Wyndham or Manager shall open, develop, operate, manage, franchise, own, lease or have any other interest in a Conflicting Business within the Proscribed Area. In the event of a breach of this covenant, Landlord shall have the right to pursue any remedy at law available to Landlord, including injunctive relief. Further, Tenant agrees that Tenant's sole business shall be to lease and operate, and Tenant shall not incur any expenses or liability related to any business or activity other than leasing and operating, the Leased Property, the other Acquisition Property and the Development Properties, and other premises owned or hereinafter owned by Landlord or its Affiliated Persons and leased to Tenant pursuant to terms acceptable to Landlord and Tenant.

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

     4.4 Continuous Operations. Tenant shall continuously operate the Leased Property and maintain sufficient skilled staff and employees, and maintain adequate levels and quality of Tenant's Personal Property to operate the Leased Property as herein required at its sole cost and expense throughout the entire Term of this Agreement.

     4.5 Compliance With Restrictions, Etc. Subject to Tenant's right to contest in accordance with Section 8.3 of this Agreement, Tenant, at its expense, shall comply with all restrictive covenants and other title exceptions affecting the Leased Property and shall comply with and perform all of the obligations set forth in the same to the extent that the same are applicable to the Leased Property or to the extent that the same would, if not complied with or performed, impair or prevent the continued use, occupancy and operation of the Leased Property for the purposes set forth in this Agreement. Further, in addition to Tenant's payment obligations under this Agreement, Tenant shall, subject to Section 8.1 hereof, pay all sums charged, levied or assessed under any restrictive covenant, declaration, reciprocal easement agreement or other title exceptions, equipment leases, leases and all other agreements affecting the Leased Property promptly as the same become due and shall, upon Landlord's written request, promptly furnish Landlord evidence of payment thereof, provided any such charges, levies or assessments may, at the option of Tenant, be paid in installments (whether or not interest shall accrue on the unpaid balance of any such assessment), and Tenant may exercise the option to have the same paid in installments over the maximum amount of time permitted for installment payments thereof. With respect to any personal property which is leased by Tenant (other than Tenant's Personal Property), Tenant acknowledges and agrees that all such leases must be approved by Landlord in advance and if entered into prior to the Commencement Date hereof, must be approved by Landlord and expressly assumed by Tenant. In addition, all such leases shall by their terms be expressly subordinate to this Lease, shall not have a term which extends beyond the Term hereof, and shall expressly provide that the Landlord shall have the option, upon the expiration or earlier termination of this Lease, to assume any such lease or to terminate the same or require the owner of such leased personal property to immediately remove the same from the Leased Property.

     4.6 Standard of Operation. Throughout the Term of this Agreement, Tenant shall continuously operate the Leased Property as a first-class hotel in full compliance with the terms hereof and of the Management Agreement and in conformity with Wyndham Standards. Tenant shall endeavor and use good faith efforts to maximize gross operating profit for the Leased Property. Tenant shall further provide, or cause to be provided, all group services, facilities and benefits generally available to Wyndham Hotels of a similar type operated elsewhere by Wyndham. Tenant may, at its option and at its expense, engage a manager for the Leased Property, including the Manager; provided however, that any manager, including Manager, and any management agreement for the Leased Property, including the Management Agreement shall be subject to Landlord's prior approval and any management agreement, including the Management Agreement, shall be subordinate to this Agreement in all respects (and accordingly all management fees shall be subordinate to rent hereunder) and shall terminate and expire, if not sooner, upon the expiration or earlier termination of this Agreement. The terms of Section 22.19 are not applicable to Landlord's approval herein.


     4.7 Survival. As to conditions which exist prior to the expiration or sooner termination of this Agreement, the provisions of this Section 4.2 shall survive the expiration or sooner termination of this Agreement for a period of one (1) year after such expiration or termination and shall thereafter terminate and be of no further force and effect and no action may be brought after the expiration of such one (1) year period under Section 4.2.

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

                                   ARTICLE 5

                             MAINTENANCE AND REPAIRS
                             -----------------------

     5.1 Maintenance and Repair. Tenant's Obligations. Tenant shall, at its sole cost and expense (except as expressly provided in Sections 5.1.2 and 5.1.3 and except as the same may be limited in the event of any casualty or condemnation as set forth in Section 10.2 and Section 11.2), keep the Leased Property (including, without limitation, the roof, plumbing systems, electric systems and HVAC systems) and all private roadways, sidewalks and curbs located thereon in good order and repair, and subject to Landlord's obligations under Section 5.1.3 hereof (to the extent applicable), shall promptly make all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent waste, damage or injury. All repairs shall be made in a good, workmanlike manner, consistent with the industry standards for like hotels in like locales, in accordance with all Legal Requirements relating to any such work. In addition, Tenant shall also, at its sole cost and expense, put, keep, replace and maintain Tenant's Personal Property in good repair and in good, safe and substantial order, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects. Tenant shall further at all times maintain the Leased Property, including the grounds and landscaping, in an aesthetically pleasing manner.

     5.1.2  Reserve.

     (a) Subject to the terms of this Section 5.1.2, Tenant shall establish an interest bearing reserve account (the "Reserve") in a bank designated by Landlord. The Bank designated by Landlord shall have a Minimum of Twenty Million and 00/100 ($20,000,000.00) in assets and shall not be under any regulatory orders from any federal or state banking authorities. If during the Term, such bank shall not meet the foregoing criteria the Reserve shall be moved to another bank mutually agreed to by Landlord and Tenant. All interest earned on the Reserve shall be added to and remain a part of the Reserve. Both Tenant and Landlord shall be signatories on the Reserve, provided only one signature shall be required to withdraw funds and Landlord agrees that so long as no Event of Default exists hereunder, Landlord shall not be required to sign on any checks and Landlord shall not withdraw any funds from such account. Such account shall not include or contemplate "overdraft protection" and Tenant shall not request or attempt to draw or draft any funds which are not actually on deposit in such account. The purpose of the Reserve is to cover the cost of the following, (which costs payable out of the Reserve shall include, with respect to any cost item, any customary market-rate supervisory fee, and any other fee commonly referred to as "purchasing fees", charged by Tenant, Manager or any Affiliated Person for services rendered in connection herewith) to the extent carried out in accordance with this Agreement (collectively, "Reserve Expenditures"):

          (i)  Replacements,  renewals   and   additions   to   the   furniture,
     furnishings, fixtures and equipment at the Hotel (but excluding Tenant's Personal Property); and

          (ii) Repairs, renovations, renewals, additions, alterations, improvements or replacements and maintenance to the Leased Property, including without limitation, to maintain the Leased Property in conformity with Wyndham Standards, all of which are routine and which are normally capitalized under GAAP, such as exterior and interior repainting, resurfacing building walls, floors, roofs and parking areas, and replacing folding walls and the like.

     (b) Commencing with the Commencement Date and continuing throughout the Term, Tenant shall on the last day of each Accounting Period during the Term, transfer into the Reserve an amount equal to the Applicable Percentage for such Accounting Period. At the time Tenant provides Landlord the documentation described in Section 3.1.3, Tenant shall also deliver to Landlord a statement setting forth the total amount of deposits made to and expenditures from the Reserve for the preceding Fiscal Year.

     (c) On or before the Commencement Date (with respect to the first partial Fiscal Year), and December 1 of each Fiscal Year thereafter, Tenant shall prepare  an  estimate  (the  "Reserve Estimate")  of  Reserve  Expenditures
     anticipated during the ensuing Fiscal Year and shall submit such Reserve Estimate to Landlord for its review and approval. Such Reserve Estimate shall reflect by line item the projected budget for Reserve Expenditures for the Leased Property and assumptions on the basis of which such line items were prepared in narrative form if necessary, and shall include separate budget items for all projected expenditures for replacements, substitutions and additions to Tenant's Personal Property (which expenditures shall be made by Tenant using its own funds and not the Reserve). Tenant shall provide to Landlord reasonable additional detail, information and assumptions used in the preparation of the Reserve Estimate as requested by Landlord. Tenant shall review the Reserve Estimate with Landlord, and subject to Landlord's approval, (which approval shall not be withheld for (i) Tenant's Personal Property, or (ii) Reserve Expenditures required by Legal Requirements), (for purposes hereof the expenditures contemplated in subsection (ii) shall be deemed included in the Approved Reserve Estimate as hereafter referenced and any dispute as to whether such expenditure is required by Legal Requirements will be resolved pursuant to
     ARTICLE 19 hereof) Tenant shall implement such Reserve Estimate for the successive Fiscal Year (during which it shall, if approved by Landlord, be referred to as the "Approved Reserve Estimate"). Landlord shall have the right to disapprove any expenditures to be provided for in the Reserve Estimate in its reasonable discretion, except as otherwise provided herein. However, if Landlord disapproves any expenditure, Landlord shall notify Tenant in reasonable detail of the reasons for such disapproval. If any such expenditure disapproved by Landlord is, in Tenant's reasonable judgment, necessary to comply with Wyndham Standards, Tenant shall notify Landlord of such fact and Landlord shall approve the same or such dispute as to whether such expenditure is reasonably necessary to comply with Wyndham Standards will be resolved pursuant to ARTICLE 19 hereof. Further, Landlord's approval of any expenditure pursuant to the Reserve Estimate shall not be, or be deemed to be, an assumption by Landlord of any liability in connection with the expenditures made. Pending resolution by Landlord and Tenant (and not by arbitration, except with respect to expenditures required for Legal Requirements and Wyndham Standards as aforesaid) of any dispute regarding a proposed Reserve Expenditure, the specific disputed item of the Reserve Estimate shall be suspended and replaced for the Fiscal Year in question by an amount equal to the lesser of (a) that proposed by Tenant for such Fiscal Year or (b) such budget item for the Fiscal Year prior thereto. Tenant shall not make any expenditures from the Reserve, except those included in the Approved Reserve Estimate, nor shall Tenant deviate from the Approved Reserve Estimate without the prior approval of Landlord, except in the case of emergency where immediate action is necessary to prevent imminent danger to person or property or imminent danger of civil or criminal liability. Provided, however, in the event the actual cost of any approved Reserve Expenditure is less than the budgeted amount therefor contained in the Approved Reserve Estimate, Tenant may apply such savings without Landlord's approval to other approved Reserve Expenditures contained in the Approved Reserve Estimate so long as the aggregate actual Reserve Expenditures in any given Lease Year does not exceed the aggregate Reserve Expenditures contained in the Approved Reserve Estimate for such Lease Year. Upon the expiration or earlier termination of this Agreement, funds in the Reserve and all property purchased with funds in the Reserve shall be paid, granted and assigned to Landlord as Additional Charges.

     (d) Tenant shall, consistent with the Approved Reserve Estimate, from time to time make Reserve Expenditure from the Reserve as it reasonably deems necessary in accordance with Section 5.1.2(a) and (c). Tenant shall provide to Landlord, within thirty (30) days after the end of each Accounting Period, an itemized statement setting forth Reserve Expenditures made to date during the Fiscal Year and shall also provide all other necessary invoices and supporting documentation reasonably necessary for Landlord to account for and verify the Reserve Expenditures.

     (e) All funds in the Reserve, all interest earned thereon and all property purchased with funds from the Reserve shall be and remain the property of Landlord. Following expiration or earlier termination of this Agreement and payment in full on all contracts entered into prior to such expiration or termination for work to be done or furniture, furnishings, fixtures and equipment to be supplied in accordance with this Section 5.1.2 out of the Reserve, control over the Reserve shall be transferred from Tenant to Landlord.

     (f) It is understood and agreed that the Reserve pursuant to this Agreement shall be maintained and used solely in connection with the Leased Property. To the extent the funds in the Reserve are permitted hereunder to be used by Tenant to maintain the Leased Property, Landlord agrees that except upon the occurrence and during the continuance of an Event of Default hereunder, Landlord will not interfere with the use of such funds by Tenant for such purpose.

     (g) If Landlord wishes to grant a security interest in or create another encumbrance on the Reserve in connection with a Hotel Mortgage, all or any part of the existing or future funds therein, or any general intangible in connection therewith, Tenant agrees that it will, from time to time, execute such reasonable documentation as may be requested by Landlord and any Mortgagee to assist Landlord and such Mortgagee in establishing or perfecting its security interest in Landlord's interest in the Reserve; provided, however, that (i) no such documentation shall contain an amendment or modification of any of the provisions of this Agreement; and
     (ii) the instrument granting such security interest or creating such other encumbrance shall expressly provide that such security interest or encumbrance is subject to the rights of Tenant with respect to the Reserve as set forth herein. It is understood and agreed that during the Term the Reserve may not be applied against debts secured by a Hotel Mortgage, nor shall any Mortgagee have the right to approve the release of such funds pursuant to the terms of this Agreement unless and until Landlord shall default in its obligations to such Mortgagee and then only in accordance with the terms of this Agreement.

     5.1.3  Major Capital Expenditures.

     (a) On or before the Commencement Date (with respect to the first partial Fiscal Year) and December 1 of each Fiscal Year thereafter, Tenant shall deliver to Landlord, for Landlord's approval, a detailed line-item estimate (the "Building Estimate") of the expenses necessary for repairs, alterations, improvements, renewals, replacements and additions, all of which are non-routine or major, to the Leased Improvements which are not covered under Section 5.1.2(a) and which are normally capitalized under GAAP (which expenses shall include, with respect to any cost item, any customary market-rate supervisory fee, and any other fee commonly referred to as "purchasing fees", charged by Tenant, Manager or any Affiliated Person for services rendered in connection herewith) such as repairs, alterations, improvements, renewals, replacements and additions to the structure, the exterior facade, the mechanical, electrical, heating, ventilating, air conditioning, plumbing and vertical transportation elements of the Leased Improvements ("Major Capital Expenditures") which Major Capital Expenditures Tenant believes should be made to the Leased Property for the following Lease Year, together with estimates of professionals and other appropriate backup. Major Capital Expenditures shall also include all costs associated with any removal or remediation of Hazardous Substances (except those treated at Tenant's sole cost and expense under Section 5.1.4(b) and referenced in Section 4.2). Except as provided in paragraph 5.1.3(b) below, Tenant acknowledges the provisions of

     Section 22.19 shall not be applicable to this Section 5.1.3 and any Major Capital Expenditures not approved by Landlord shall not be made. In addition, any such approval shall not constitute Landlord's agreement that the repairs, alterations, improvements, renewals, replacements and additions giving rise to a Major Capital Expenditure or the plans and specifications therefore are or will be in compliance with Applicable Laws nor shall such approval constitute the assumption by Landlord of any liability in connection with the said repairs, alterations, improvements, renewals, replacements and additions contemplated thereby.

     (b) In the event Major Capital Expenditures are required (i) as a result of any law, ordinance, regulation or order of any Government Agency or are otherwise required for the continued safe and orderly operation of the Leased Property, (ii) due to an emergency threatening the Leased Property, its guests, invitees or employees, (iii) if the continuation of a given condition will subject Tenant or Landlord to civil or criminal liability, Landlord agrees that it will not withhold its consent. If Major Capital Expenditures are required to comply with Wyndham Standards, Landlord agrees it will not withhold its consent. Any dispute regarding whether Major Capital Expenditures (i.e. for which Landlord has withheld its consent) are required under this subparagraph (b) shall be resolved pursuant to ARTICLE 19 hereof.

     (c) The cost of all approved Major Capital Expenditures shall be borne by Landlord in accordance with the provisions of Section 5.1.4 and upon Landlord's funding of the same, Minimum Rent shall be increased as provided hereinafter in this Section 5.1.3(c). Provided, however, the cost of all approved Major Capital Expenditures may, upon request of Tenant and approval of Landlord (which will not be unreasonably withheld), be funded out of the Reserve, so long as such funding will not materially and adversely affect the 3-year budgeted Reserve. Any such Major Capital Improvement will have a material adverse effect on the 3-year budgeted Reserve if such capital improvement was not contemplated during the Term and decreases such 3-year budgeted Reserve by more than 7.5% of the 3-year budgeted Reserve. To the extent Tenant does not request such funding out of the Reserve or such funding is not permitted as described above, Landlord and Tenant acknowledge and agree that in the event that funding is necessary for Major Capital Expenditures and Landlord is obligated under this Agreement to fund the same, Landlord shall provide the funds required for such expenditures ("Additional Capital Investment") and Minimum Rent shall be increased by the amount necessary to provide a per annum yield on the Additional Capital Investment equal to the Disbursement Rate.

     5.1.4 Landlord's Funding Obligations.

     (a) Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Leased Property, to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, to maintain the Leased Property in any way, or, except as provided in Section 5.1.2, Section 5.1.3 or in any Landlord indemnity obligation provision in this Agreement, to make any expenditure whatsoever with respect thereto. Except as otherwise expressly provided in this Agreement, Tenant hereby waives, to the maximum extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect on the date hereof or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanic's lien laws now or hereafter existing. In addition, in connection with any expenditure which Landlord has agreed to make or as provided in this Agreement may be obligated to make for Major Capital Expenditures or for any other reason hereunder, Landlord may, at its option, require, prior to the advancement of any such funds, (i) approval of plans and specifications by an architect reasonably satisfactory to Landlord, (ii) general contractors' estimates,
     (iii) architect's certificates, (iv) unconditional lien waivers of general contractors, (v) evidence of approval by all Governmental Agencies and other regulatory bodies whose approval is required, (vi) deposit by Tenant of any sums which may be required by Tenant in connection with the same, and (vii) such other customary terms as Landlord or any Mortgagee may reasonably require. In addition, all funds to be disbursed by Landlord hereunder shall be subject to the following additional conditions to disbursement: (viii) funds shall specifically be requested by Tenant pursuant to written requisitions and substantiation therefor on AIA Forms G702 and G703 (or on such other forms as may be reasonably acceptable to Landlord) accompanied by appropriate lien waivers, receipts and other documentation to support the same; (ix) funds will be disbursed no more frequently than monthly; (x) ten percent (10%) of each approved payment to the contractor shall be retained by Landlord until completion of the work by such contractor and receipt of final contractor's affidavits, lien waivers and other documentation acceptable to Landlord and customary in connection with disbursements from lenders to borrowers and (xi) such other customary conditions as may be reasonably required by Landlord.

     (b) If, at any time, funds from the Reserve shall be insufficient or are reasonably projected by Tenant to be insufficient for necessary and permitted expenditures for Reserve Expenditures included in an Approved Reserve Estimate, or if funding is necessary for approved or deemed approved Major Capital Expenditures (other than costs related to Hazardous Substances under Section 4.2 resulting from Tenant's negligent acts, or willful misconduct, which costs shall be Tenant's sole cost and expense), Tenant may, at its election, give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required or permitted action and the estimated cost thereof. If within ten (10)
     Business Days after such Notice, all requirements to disbursement as referenced in Section 5.1.4(a) and Section 6.2 (if applicable) have been satisfied, Landlord shall disburse such required funds to Tenant (or, at Landlord's option, directly to the Manager or any other Person performing the required work) and, upon such disbursement by Landlord, the Minimum Rent shall be adjusted as provided in Section 5.1.3(c).


     5.2 Yield Up. Tenant shall, on or before the last day of the Term or upon the sooner termination thereof, including pursuant to Section 16.6 hereof, peaceably and quietly surrender and deliver to Landlord the Leased Property, including, without limitation, all Leased Improvements and FF&E and all additions thereto and replacements thereof made from time to time during the Term, in substantially the same condition in which the Leased Property was in on the Commencement Date, except as repaired, rebuilt, restored, altered, or added to and in accordance with the provisions of this Agreement, reasonable wear and tear excepted (and except casualty damage, in the event this Agreement is terminated as a result thereof as provided herein, and condemnation), and free and clear of all liens and encumbrances other than the Permitted Encumbrances. In addition, subject to Section 22.23 hereof, upon Landlord's request, Tenant shall assign to Landlord, or cause Manager to assign to Landlord, all of the Tenant's or Manager's right, title and interest in and to all contracts, leases, permits and other agreements pertaining to the use, operation, maintenance or repair of the Leased Property other than Tenant's Intangible Personal Property and contracts for goods and services that apply generally to hotels owned or managed by Wyndham or its Affiliates on a national basis (the "National Contracts").

                                   ARTICLE 6

                               IMPROVEMENTS, ETC.
                               ------------------

     6.1 Prohibition. Except  for  Major  Capital  Expenditures  contemplated in
Section  5.1.3,  and a Minor  Alteration as  hereinafter  expressly  provided in
Section 6.2, and except as may be the subject of a line item in the Approved Reserve Estimate, no portion of the Leased Property shall be demolished, removed or structurally or materially altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord, which is not subject to
Section 22.19 and may be withheld by Landlord in its sole and absolute discretion. Provided, however, if any proposed demolition removal or non-structural alteration shall be undertaken by Tenant at Tenant's sole cost and expense, Landlord will not unreasonably withhold its approval of the same and in connection therewith Tenant shall comply with the terms of Section 6.2(a) through (g). Notwithstanding the foregoing, however, Tenant shall be entitled and obligated to undertake all alterations to the Leased Property required by any Applicable Laws, including, without limitation, any alterations required by any Accessibility Laws, and, in such event, Tenant shall also comply with the provisions of Section 6.2 below.

     6.2 Permitted Renovations. Landlord acknowledges that certain minor, non-structural alterations and renovations may be undertaken by Tenant at Tenant's expense (and not out of the Reserve) from time to time which Tenant may be obligated under the Management Agreement to perform, or to comply with Wyndham Standards (a "Minor Alteration"). Landlord hereby agrees that Tenant shall be entitled to perform such Minor Alteration on or about the Leased Improvements; provided, however, that the cost of the same shall not exceed $5,000.00 and the same shall not weaken or impair the structural strength or integrity of the Leased Improvements, nor, materially alter the exterior design or appearance or the interior design or appearance of the lobby, materially impair the use of any of the service facilities located in, or fundamentally affect the character or suitability of, the Leased Improvements for hotel purposes or materially lessen or impair their value, and provided further, that in connection with any such permitted renovation, the following conditions shall be met, to wit:

     (a) Before the commencement of any such work, plans and specifications therefor or a detailed itemization thereof prepared by a licensed architect approved by Landlord or other design professional, of Tenant or Wyndham, appropriate under the circumstances and approved by Landlord and Tenant shall be furnished to Landlord for its review and approval, which approval will not be unreasonably withheld or delayed. Such approval shall not constitute Landlord's agreement that the plans and specification are in compliance with Applicable Laws or an assumption by Landlord of any liability in connection with the renovation work contemplated thereby.

     (b) Before the commencement of any Minor Alteration, (or any work funded by Reserve Expenditures, or Major Capital Expenditures), Tenant shall obtain the approval thereof by all Governmental Agencies having or claiming jurisdiction of or over the Leased Property, and with any public utility companies having an interest therein. In connection with any Minor Alteration (or any work funded by Reserve Expenditures or Major Capital Expenditures), Tenant shall comply with all Legal Requirements and Applicable Laws, of all other Governmental Agencies having or claiming jurisdiction of or over the Leased Property and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, or the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Leased Property or any part thereof.

     (c) Each Minor Alteration (and all work funded by Reserve Expenditures and Major Capital Expenditures) will be performed in a good and workmanlike manner and in accordance with the plans and specifications therefor approved by Landlord, the terms, provisions and conditions of this Agreement and all Applicable Laws.

     (d) Landlord shall have the right to inspect any Minor Alteration (and all work funded by Reserve Expenditures and Major Capital Expenditures) at all times during normal working hours and to maintain at the Leased Property for that purpose (at its own expense) such inspector(s) as it may deem necessary so long as such inspections do not unreasonably interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Agreement, nor any liability arising from the improper performance thereof).

     (e) Each such Minor Alteration (and all work funded by Reserve Expenditures and Major Capital Expenditures) shall be performed free of any liens on Landlord's fee simple interest in, or Tenant's leasehold interest in, the Leased Property, except for liens resulting from Landlord's failure to fund a Major Capital Expenditure.

     (f) Upon substantial completion of any Minor Alteration (and all work funded by Reserve Expenditures and Major Capital Expenditures), Tenant shall procure a certificate of occupancy, if applicable, from the appropriate governmental authorities or otherwise verifying the substantial completion thereof.

     (g) No Minor Alteration or other alteration approved under Section 6.1 hereof shall be made which would tie in or connect any portion of the Leased Improvements with any other improvements on property adjacent to the Leased Property, except as may be required by the Permitted Encumbrances. In addition, Tenant shall not finance and shall direct Manager not to finance the cost of any Minor Alteration or other alteration contemplated and approved under Section 6.1 hereof by the granting of a lien on or security interest in the Leased Property or Tenant's interest therein without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord's sole discretion.

     (h) Tenant shall, and hereby agrees to, indemnify and save and hold Landlord and each Affiliated Person of Landlord harmless from and against and reimburse Landlord for any and all loss, damage, cost, liability, fee and expense (including, without limitation, reasonable attorney's fees based upon services rendered at hourly rates) incurred by or asserted against Landlord which is occasioned by or results, directly or indirectly, from any construction or renovation activities conducted upon the Leased Property, whether or not the same is caused by, or is the fault of
     Tenant or any agent, employee, Manager, contractor, subcontractor, laborer, supplier, materialman or any other third party; but Tenant shall not be obligated to indemnify Landlord from any loss as aforesaid caused by Landlord's gross negligence or willful misconduct or failure to fund any Reserve Expenditure included within an Approved Reserve Estimate or any Major Capital Expenditure as required in this Agreement.

     6.3 Additions, Expansions and Structural Alterations. Except as expressly permitted in this Agreement, Tenant shall not construct and erect any additions to or expansions of the Leased Improvements, or perform any alterations of a structural nature whatsoever; it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may be withheld by Landlord in its sole and absolute discretion and may be conditioned upon the payment by Tenant to Landlord of all reasonable third party costs incurred by Landlord in evaluating the same.

     6.4 Salvage. Other than Tenant's Personal Property, all materials which are scrapped or removed in connection with the making of repairs, alterations, improvements, renewals, replacements and additions pursuant to ARTICLE 5 shall be disposed of by Tenant and the net proceeds thereof, if any, shall be deposited in the Reserve.

                                   ARTICLE 7

                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS
                    ----------------------------------------

     7.1 Liens, Generally. Tenant shall not, directly or indirectly, create or cause to be imposed, claimed or filed upon the Leased Property, or Tenant's assets, properties or income or any portion thereof, or upon the interest of Landlord therein, any Lien of any nature whatsoever, except liens on the Leased Property caused by Landlord's funding default under Section 5.1.4(b). If, because of any act or omission of Tenant, any such Lien shall be imposed, claimed or filed by any party whosoever or whatsoever, Tenant shall, at its sole cost and expense, cause the same to be promptly (and in no event later than thirty (30) days following receipt of notice of such Lien) paid and satisfied in full or otherwise promptly discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all reasonable attorney's fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the foregoing provisions of this Section 7, Landlord shall have the option, but not the obligation, of paying, satisfying or otherwise discharging (by bonding or otherwise) such Lien and Tenant agrees to reimburse Landlord, upon demand and as Additional Charges, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

     7.2 Mechanics Liens. Landlord's interest in the Leased Property shall not be subjected to Liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens, except liens on the Leased Property caused by Landlord's funding default under Section 5.1.4(b). All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Leased Property to any mechanic's or materialmen's lien or claim of lien. If a Lien, claim of lien or an order for the payment of money shall be imposed against the Leased Property on account of work performed, or alleged to have been performed, for or on behalf of Tenant or any party claiming by, under or through Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such Lien, claim or order, cause the Leased Property to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a Lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of the County in which the Leased Property is located, and otherwise sufficient to establish the release as a matter of record.

     7.3 Contest of Mechanics Liens. Tenant may, at its option, contest the validity of any Mechanics Lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by and in strict compliance with Applicable Laws, and thereby obtained the release of the Leased Property from such Mechanics Lien or claim of lien. If judgment is obtained by the claimant under any Mechanics Lien or claim of lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, using counsel reasonably approved by Landlord, diligently defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, nonetheless, at its election and expense, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

     7.4 Notices of Commencement of Construction. If required by the laws of the State, prior to commencement by Tenant of any work on the Leased Property which shall have been previously permitted and approved by Landlord as provided in this Agreement, Tenant shall record or file a notice of the commencement of such work or similar notice required by Applicable Laws (the "Notice of Commencement") in the land records of the County in which the Leased Property are located, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by Applicable Laws and requiring the service of copies of all notices, Liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Leased Property is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Leased Property shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord prior to the recording or filing thereof, as aforesaid.

                                   ARTICLE 8

                              TAXES AND ASSESSMENTS
                              ---------------------

     8.1 Obligation to Pay Taxes. Throughout the entire Term, Tenant shall bear, pay and discharge as Additional Charges and not later than the last day on which payment may be made without penalty or interest, all Impositions, and each and every installment thereof which shall or may during the Term hereof be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy or possession of the Leased Property or any part thereof. Upon payment, Tenant shall promptly furnish to Landlord official receipts or other satisfactory proof evidencing such payment. Further, with respect to the Fiscal Year in which the Term commences, and any tax period or year prior to the Commencement Date (if different than a Fiscal Year), Tenant shall be obligated to pay or cause to be paid, and shall pay or cause to be paid, all Impositions for such entire Fiscal Year (or tax year) notwithstanding the date this Agreement commences. If any refund (including penalties, interest and charges paid by Tenant) shall be due from any taxing authority in respect of any Impositions paid by Tenant (including as a result of a permitted contest by Tenant), the same shall be paid to and retained by Tenant.

     Notwithstanding the foregoing, Tenant shall have the right, after prior written notice to Landlord, to contest at its own expense the amount and validity of any Impositions by appropriate proceedings under Applicable Laws conducted in good faith and with due diligence and to postpone or defer payment thereof, provided and so long as:

     (a) Such proceedings shall operate to suspend the collection of such Imposition from Tenant or the Leased Property;

     (b)  Neither the Leased Property nor any part thereof would be in immediate
     danger  of  being  forfeited  or  lost  by  reason  of  such   proceedings,
     postponement or deferment; and

     (c) In the case of any Imposition affecting the Leased Property which might be or become a Lien, encumbrance or charge upon or result in any forfeiture or loss of the Leased Property or any part thereof, or which might result in loss or damage to Tenant or Landlord, Tenant, prior to the date such Imposition would become delinquent, shall have furnished Landlord with security satisfactory to Landlord, which security shall be deemed satisfactory if Tenant provides a bond in the amount of such contested amount, plus applicable costs, interest and other charges, or a cash deposit in the amount of such contested amount plus applicable costs, interest and other charges, in a bank, as trustee, and account designated by Landlord and, in the event that such security is furnished, Landlord shall not have the right during the period of the contest to pay, remove or discharge the Imposition.

     8.2 Tax Account. In the event Tenant fails to timely pay any Imposition required to be paid by Tenant pursuant to Section 8.1, subject to permitted contest as set forth above, after Notice and failure to cure within ten (10) days after delivery of such Notice, Landlord shall have the right, by written notice to Tenant effective as of the date of such notice, to require Tenant to pay or cause to be paid into a separate account (the "Tax Account") to be established by Tenant with a lending institution selected by Landlord which is an FDIC Member and maintains at least Twenty Million and 00/100 Dollars ($20,000,000.00) in assets and shall not be under any regulatory orders from any federal or state banking authorities (which Tax Account shall not be removed from such lending institution without the express prior approval of Landlord), and which Landlord may draw upon, a reserve amount sufficient to discharge the obligations of Tenant under Section 8.1 hereof with respect to Impositions for the applicable Fiscal Year as and when they become due and any interest or penalties due to late or non-payment as provided below (such amounts, the "Tax Escrow Amount"). If during the Term the lending institution selected by Landlord shall not meet the foregoing criteria, the Tax Account shall be moved to another lending institution mutually agreed to by Landlord and Tenant. Provided, however, that Landlord shall provide to Tenant Notice of non-payment as contemplated in the initial clause of this Section 8.2 only one time during the Term hereof and in the event of any subsequent failure to timely pay any Imposition required to be paid by Tenant pursuant to Section 8.1, the only Notice from Landlord to Tenant shall be the Notice to pay the reserve amount into the Tax Account the sums referenced in the immediately preceding sentence. If Tenant does not establish, and pay into the Tax Account as required herein within ten (10) days from the date of Landlord's notice, Tenant shall, be in default hereunder. Within ten (10) days after receipt of Landlord's notice, Tenant shall deposit into the Tax Account an amount equal to the product of (i) one twelfth of the Tax Escrow Amount times (ii) the number of months, including the current month, that have elapsed in the tax period(s) for the Impositions. During each month commencing with the first full calendar month following the receipt of said notice from Landlord, Tenant shall deposit into the Tax Account one twelfth of the Tax Escrow Amount so that as each installment of Impositions becomes due and payable, there are sufficient funds in the Tax Account to pay the same. If the amount of such Impositions have not been definitively ascertained by Tenant at the time when any such monthly deposit is to be paid, Landlord shall require payment of the Tax Escrow Amount based upon the amount of Impositions paid for the preceding year, subject to adjustment as and when the amount of such Impositions are ascertained by Tenant. The Tax Escrow Amount in the Tax Account shall be and constitute additional security for the performance of Tenant's obligations hereunder and shall be subject to Landlord's security interest therein and shall to the extent of funds in escrow, be used to pay Impositions when due and Tenant shall fund any deficiency in the Tax Account upon Notice from Landlord. Landlord and Tenant shall execute such documentation as may be necessary to create and maintain Landlord's security interest in the Tax Account. Tenant's funding of the Tax Account as required herein shall be deemed satisfaction of Tenant's obligation to pay the Impositions subject to the Tax Account pursuant to Section 8.1 hereof.

     8.3 Permitted Contests. In addition to Tenant's right to contest mechanics liens as contemplated in Section 7.3, Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, Environmental Notices, Lien, attachment, levy, encumbrance, charge or claim (collectively, "Claims") as to the Leased Property, pursuant to Applicable Laws by appropriate legal proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant's obligation to pay any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any Hotel Mortgage (Landlord agreeing that any such Hotel Mortgage shall permit Tenant to exercise the rights granted pursuant to this ARTICLE 8) or result in or reasonably be expected to result in a lien attaching to the Leased Property, unless such lien is fully bonded or is otherwise secured to the reasonable satisfaction of Landlord, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys' fees, incurred by Landlord in connection therewith or as a result thereof. Landlord agrees to join in any such proceedings if required legally to prosecute such contest, provided that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees by agreement in form and substance reasonably satisfactory to Landlord, to assume and indemnify Landlord with respect to the same. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been fully reimbursed by Tenant. If Tenant shall fail (x) to pay or cause to be paid any Claims when finally determined, (y) to provide reasonable security therefor, or (z) to prosecute or cause to be prosecuted any such contest diligently and in good faith, Landlord may, upon reasonable Notice to Tenant (which notice shall not be required if Landlord shall reasonably determine that the same is not practicable), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, the full amount thereof, plus interest at the Overdue Rate, as Additional Rent.

                                    ARTICLE 9

                                    INSURANCE
                                    ---------
     9.1 General Insurance Requirements. Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of the Leased Property, comply with all Insurance Requirements and keep the Leased Property and all property located therein or thereon, insured against the risks and in the amounts as follows:

     (a) "All-risk" property insurance (and to the extent applicable, Builder's Risk Insurance) on the Improvements and all items of business personal property, including but not limited to signs, awnings, canopies, gazebos, fences and retaining walls, and all FAS, including without limitation, insurance against loss or damage from the perils under "All Risk" (Special) form, including but not limited to the following: fire, windstorm, sprinkler leakage, vandalism and malicious mischief, water damage, explosion of steam boilers, pressure vessels and other similar apparatus, and other hazards generally included under extended coverage, all in an amount equal to one hundred percent (100%) of the replacement value of the Leased Property (excluding excavation and foundation costs), business personal property and FAS, without a co-insurance provision, and shall include an Agreed Value endorsement and a Law and Ordinance endorsement;

     (b) Ordinance or Law Coverage with limits of not less than the Leased Property for Coverage A (Loss to the undamaged portion of the building), limits not less than $500,000.00 for Coverage B (Demolition Cost Coverage), and limits not less than $500,000.00 for Coverage C (Increased Cost of Construction Coverage);

     (c) Business income insurance to be written on Special Form (and on Earthquake and Flood forms if such insurance for those risks is required and available through commercial insurance markets) including Extra Expense, without a provision for co-insurance, including an amount sufficient to pay at least twelve (12) months of Rent for the benefit of Landlord, as its interest may appear, and at least twelve (12) months of net operating income less Rent for the benefit of Tenant:

     (d) Occurrence form comprehensive general liability insurance, including bodily injury and property damage, liquor liability, fire legal liability, contractual liability and independent contractor's hazard and completed operations coverage in an amount not less than $1,000,000.00 per occurrence/$2,000,000.00 aggregate;

     (e) Umbrella coverage which shall be on a following form for the General Liability, Automobile Liability, Employers' Liability, and Liquor Liability, with limits of not less than $50,000,000.00 per occurrence/aggregate;

     f) Flood insurance in an amount and in such form and substance and with such limits and deductibles as are satisfactory to Landlord (if any improvements located on the Leased Property are located in whole or in part within an area identified as an area having special flood hazards under the National Flood Insurance Program);

     (g) Worker's compensation coverage for all persons employed by Tenant on the Leased Property with statutory limits, and Employers' Liability insurance in an amount of at least $1,000,000.00 per accident/disease;

     (h) To the extent applicable, business auto liability insurance, including owned, non-owned and hired vehicles for combined single limit of bodily injury and property damage of not less than $1,000,000.00 per occurrence;

     (i) To the extent applicable, garage keepers legal liability insurance covering both comprehensive and collision-type losses with a limit of liability in an amount not less than $1,000,000.00 per occurrence; and

     (j) Earthquake insurance, if the Leased Property is currently, or at any time in the future, located within a Major or Limited (Minor to Moderate) Damage Earthquake Disaster Area, as defined by Landlord's Insurer and/or Mortgagee, in amount, and in such form and substance and with such limits and deductibles as are satisfactory to Landlord.

     (k) Such additional insurance as may be reasonably required, from time to time, by any of the Permitted Encumbrances, or by Landlord (including, without limitation, insurance requirements in the Management Agreement, any mortgage, security agreement or other financing permitted hereunder and then affecting the Leased Property, as well as any declaration, ground lease or easement agreement affecting the Leased Property), or any Hotel Mortgagee, provided the same is customarily carried by a majority of comparable high quality lodging properties in the area.

     9.2 Waiver of Subrogation. Landlord and Tenant agree that with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss (to the extent such loss is fully recovered by payment of insurance proceeds); and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

     9.3 General Provisions. The Hotel's allocated chargeback/deductible for general liability insurance and workmen's compensation insurance shall not exceed $100,000.00 unless such greater amount is approved by both Landlord and Tenant. The Hotel's property insurance deductible shall not exceed $250,000.00 unless such greater amount is approved by both Landlord and Tenant, or if a higher deductible for high hazard risks (i.e., wind or flood) is mandated by the insurance carrier. All insurance policies pursuant to this ARTICLE 9 shall be issued by insurance carriers having a general policy holder's rating of no less than A-/VII in Best's latest rating guide, and shall contain clauses or endorsements to the effect that (a) Landlord shall not be liable for any insurance premiums thereon or subject to any assessments thereunder, and (b) the coverages provided thereby will be primary and any insurance carried by any additional insured shall be excess and non-contributory to the extent of the indemnification obligation pursuant to Section 9.5 below. All such policies described in Sections 9.1 shall name Landlord, CHC, CHP, and any Mortgagee as additional insureds, loss payees, or mortgagees, as their interests may appear. All loss adjustments shall be payable as provided in ARTICLE 10. Tenant shall deliver certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy), which certificates shall state the nature and level of coverage reported thereby, as well as the amount of the applicable deductible. Upon Landlord's request, duplicate original copies of said policies if provided by Tenant, shall be delivered to Landlord and its Mortgagee by Tenant. All such policies shall provide Landlord (and any Mortgagee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy.

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

     In the event Tenant shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such policies and certificates to Landlord or any Mortgagee at the times required, Landlord shall have the right, but not the obligation, subject to the provisions of Section 12.4, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

     9.4 Blanket Policy. Notwithstanding anything to the contrary contained in this ARTICLE 9, Tenant's obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant and approved by Landlord.

     9.5 Indemnification of Landlord. Except as expressly provided herein, notwithstanding the existence of any insurance provided for herein and without regard to the policy limits of any such insurance, Tenant shall protect, indemnify and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property of third parties occurring on or about the Leased Property or adjoining sidewalks or rights of way during the Term; and (b) any failure on the part of Tenant or any Person claiming under Tenant to perform or comply with any of the terms of this Agreement during the Term; and (c) any litigation, proceeding or claim resulting from or relating to any such failure to perform or comply to which Landlord is made a party; provided, however, that Tenant's obligations hereunder shall not apply to any liability, obligation, claim, damage, penalty, cause of action, cost or expense arising from the gross negligence or willful misconduct of Landlord, its employees, agents, contractors or invitees, Landlord's failure to fund under Section 5.1.4(b) or Landlord's breach of this Agreement. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord (and shall not be responsible for any duplicative attorneys' fees incurred by Landlord) or may compromise or otherwise dispose of the same with Landlord's prior written consent (which consent may not be unreasonably withheld or delayed). In the event that Landlord shall unreasonably withhold or delay its consent, Tenant shall not be liable pursuant to this Section 9.5 for any incremental increase in costs or expenses resulting therefrom. The obligations of Tenant under this Section 9.5 are in addition to (but shall not include) the obligations set forth in Section 4.2 and shall survive the termination of this Agreement for a period of three (3) years and shall thereafter terminate and be of no further force and effect and no action may be brought under this Section
9.5 after the expiration of such period.

                                   ARTICLE 10

                                    CASUALTY
                                    --------
     10.1 Restoration and Repair. If during the Term the Leased Property shall be totally or partially destroyed and thereby rendered Unsuitable for Its Permitted Use, Tenant shall

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

give Landlord prompt Notice thereof. Either Landlord or Tenant may, by the giving of Notice thereof to the other party within ninety (90) days after such casualty occurs, terminate this Agreement, whereupon, this Agreement shall terminate and Landlord shall be entitled to retain the insurance proceeds payable on account of all such damage to the Leased Property and if Tenant elects to terminate this Agreement as hereinabove provided, Tenant shall pay to Landlord the amount of any deductible. If Landlord elects to terminate this Agreement as hereinabove provided, Tenant shall not be obligated to pay to Landlord the amount of any deductible. Tenant further expressly acknowledges, understands and agrees that in the event that the Agreement is terminated as aforesaid, Landlord may settle any insurance claims with respect to the Leased Property and Tenant shall, upon request of Landlord, cooperate in any such settlement. If during the Term, the Leased Property and/or Leased Improvements and/or FF&E shall be destroyed or damaged in whole or in part by fire, windstorm or any other cause whatsoever, but the Leased Property is not rendered
Unsuitable for Its Permitted Use, Tenant shall give Landlord immediate Notice thereof and Tenant shall, subject to the provisions of Section 10.2, Section
10.3 and Section 10.4 below, repair, reconstruct and replace the Leased Improvements and FF&E, or the portion thereof so destroyed or damaged, at least to the extent of the value and character thereof existing immediately prior to such occurrence including any alterations required to be made by any governmental body, county or city agency, (which Tenant acknowledges may increase the replacement value of the Leased Improvements which Tenant will then be required to insure) due to any changes in code or building regulations. All such restoration work shall be started as promptly as practicable and diligently completed at Tenant's sole cost and expense. Tenant shall, however, immediately take such action as is necessary to assure that the Leased Property (or any portion thereof), does not constitute a nuisance or otherwise present or constitute a health or safety hazard.

     10.2 Insufficient Insurance Proceeds. If this Agreement is not otherwise terminated pursuant to this ARTICLE 10 and the cost of the repair or restoration of the Leased Property exceeds the amount of insurance proceeds received by Landlord and Tenant pursuant to this ARTICLE 10, Tenant shall promptly give Landlord Notice thereof, which Notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so except that, if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant). In the event Tenant shall elect not to pay the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord's sole election by Notice to Tenant, given within sixty
(60) days after Tenant's Notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, that in such event, upon any disbursement by Landlord thereof, the Minimum Rent shall be increased in the manner contemplated for Major Repairs as provided in Section 5.1.3(c) hereof as if such disbursement were a Major Capital Expenditures. In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Agreement by notice to the other, whereupon this Agreement shall terminate as provided in Section 10.1. It is expressly understood and agreed, however, that notwithstanding anything in this Agreement to the contrary, in the event this Agreement is terminated as contemplated in this Section 10.2, Tenant shall be strictly liable and solely responsible for the amount of any deductible.

     10.3 Escrow of Insurance Proceeds. In the event of a casualty resulting in a loss to the Leased Improvements and/or FF&E in an amount greater than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), (as determined by an architect, engineer or other design professional approved by Landlord), and provided this Lease is not terminated as provided in Section 10.1 hereof, the proceeds of all insurance policies maintained by Tenant for and with respect to the Leased Property shall be deposited in Landlord's and Tenant's name in an escrow account at a bank or other financial institution designated by Landlord, and shall be used by Tenant for the repair, reconstruction or restoration of the Leased Improvements and/or FF&E to their original condition. Such proceeds shall be disbursed periodically by Landlord upon certification of the architect, engineer or other design professional approved by Landlord and having supervision of the work that such amounts are the amounts paid or payable for the repair, reconstruction or restoration. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence acceptable to Landlord that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant or Landlord as applicable and required in this Agreement, is sufficient to pay for the repair, reconstruction or restoration in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of said work, full and final waivers of lien. In the event of a casualty resulting in a loss payment for the Leased Improvements in an amount equal to or less than $100,000.00, the proceeds shall be paid to Tenant, and shall be applied towards repair, reconstruction and restoration. Any and all loss adjustments with respect to losses to the Leased Property payable hereunder shall require the prior written consent of Landlord. All salvage resulting from any risk covered by insurance shall belong to Tenant, provided any rights to the same have been waived by the insurer. In addition, notwithstanding anything in this Agreement to the contrary in connection with a casualty contemplated in this Section 10.3, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall pay for all repairs, reconstruction or alterations up to the full amount of such deductible (and provide evidence of such payment to Landlord by documentation reasonably acceptable to Landlord) before any insurance proceeds are used for repairs, reconstruction or alterations.

     10.4 Repairs. In the event Tenant is required to restore the Leased Property pursuant to Section 10.1, Tenant shall commence promptly and continue diligently to perform the repair and restoration of the Leased Property (hereinafter called the "Work"), so as to restore the Leased Property in compliance with all Legal Requirements and so that the Leased Property shall be, to the extent practicable, substantially equivalent in value and general utility to its general utility and value immediately prior to such damage or destruction. Subject to the terms hereof, the Landlord shall advance the insurance proceeds during the repair and restoration period so as to permit payment for the cost of any such restoration and repair. Any such advances shall be made not more than monthly within ten (10) Business Days after Tenant submits to Landlord a written requisition and substantiation therefor on AIA Forms G702 and G703 (or on such other form or forms as may be reasonably approved by Landlord). Landlord may require, at its option, prior to advancement of said insurance proceeds and other amounts: (i) approval of plans and specifications by an architect or other design professional satisfactory to Landlord appropriate under the circumstances and approved by Landlord and Tenant (which approval shall not be unreasonably withheld or delayed), (ii) general contractors' estimates, (iii) architect's certificates, (iv) unconditional lien waivers of general contractors, if available, (v) evidence of approval by all Government Agencies and other regulatory bodies whose approval is required, and (vi) such other customary terms as a Mortgagee or Landlord may reasonably require.

     10.5 Abatement of Rent. Unless terminated pursuant to this Section, this Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all the charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any damage involving the Leased Property (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption or rent loss insurance obtained by Tenant hereunder). The provisions of this Section 10 shall be considered an express agreement governing any cause of damage or destruction to the Leased Property and, to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency.

     10.6 Tenant's Property and Business Interruption Insurance. Notwithstanding any provision herein to the contrary, all insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property and the business interruption insurance maintained for the benefit of Tenant shall be paid to Tenant.

     10.7 Restoration of Tenant's Property. If Tenant is required to restore the Leased Property as hereinabove provided, Tenant shall either (i) restore all alterations and improvements made by Tenant and Tenant's Personal Property, or
(ii) replace such alterations and improvements and Tenant's Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

     10.8 Waiver. Tenant hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property.

                                   ARTICLE 11

                                  CONDEMNATION
                                  ------------

     11.1 Total Condemnation, Etc. If the whole of the Leased Property shall be taken or condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu thereof, or if any portion of the Leased Property shall be so taken or condemned such that the Leased Property is rendered Unsuitable For Its Permitted Use, then this Agreement and the Term hereof shall cease and terminate (without prejudice to Landlord's and Tenant's respective rights to an award under Section 11.3 below), as of the date on which the condemning authority takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date.

     11.2 Partial Condemnation; Temporary Condemnation. If a portion of the Leased Property is taken and such taking does not render the Leased Property Unsuitable For Its Permitted Use, then the Tenant shall, utilizing condemnation proceeds paid to Landlord from the condemning authority, promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such taking or condemnation, less the portion or portions lost by the taking, and this Agreement shall continue in full force and effect except that the Rent payable hereunder shall, if necessary, be equitably adjusted to take into account the portion or portions of the Leased Property lost by the taking. Any dispute as to the equitable adjustment of Rent shall be resolved by arbitration pursuant to ARTICLE 19 hereof.


     In the event of any temporary Condemnation of the Leased Property or any portion thereof or Tenant's interest therein, this Agreement shall continue in full force and effect and Tenant shall continue to pay, in the manner and on the terms herein specified, the full amount of Rent and Tenant shall continue to perform and observe all of the other terms and conditions of this Agreement on the part of the Tenant to be performed and observed. Provided no Event of Default has occurred and is continuing, the entire amount of any Award made for such temporary Condemnation allocable to the Term hereof, whether to pay by way of damages, Rent or otherwise, shall be paid to Tenant. Tenant shall, promptly upon the termination of any such period of temporary Condemnation, restore the Leased Property to the condition that existed immediately prior to such condemnation, in full compliance with Legal Requirements, unless such period of temporary Condemnation shall extend beyond the expiration of the Term, in which event Tenant shall not be required to make such restoration. Notwithstanding
Section 11.3 below, Tenant shall apply any proceeds of the Award that have not been used to fulfill Tenant's obligations under this Agreement (including payment of Rent) during such period of temporary condemnation to so restore the Leased Premises; provided, in the event such remaining amount of the Award is not sufficient to cover the costs of completing such restoration, Landlord agrees to fund such shortfall as an approved Major Capital Expenditure and Minimum Rent shall be increased in the manner contemplated pursuant to Sections
5.1.3 and 5.1.4. For purposes of this Section 11.2, a Condemnation shall be deemed to be a temporary Condemnation if title is not, and is not intended to be, or sought to be, permanently taken by the condemning authority, but rather, only the right to use and occupy is taken by the condemning authority with the intent that the condemning authority (or its designated user or occupant) will return the right to use and occupy after the period of such temporary taking.

     11.3 Disbursement of Award. The entire Award for the Leased Property or the portion or portions thereof so taken shall be apportioned between Landlord and Tenant as follows: (a) if this Agreement terminates due to a taking or condemnation, Landlord shall be entitled to the entire Award; provided, however, that any portion of the Award expressly allocable or made for the taking of Tenant's leasehold interest in the Leased Property, loss of business during the remainder of the Term, and the taking of Tenant's Personal Property shall be the sole property of and payable to Tenant and in the event no such express allocation for the taking of Tenant's leasehold interest is made, Landlord and Tenant agree to determine the same by an appraisal of the parties respective interests in the Leased Property, and of Tenant's Personal Property, by an appraiser mutually acceptable to Landlord and Tenant, and any such portion of the Award allocated to Tenant by such appraiser shall be the property of and payable to Tenant, and (b) if this Agreement does not terminate due to such taking or condemnation, Tenant shall be entitled to the Award to the extent required for restoration of the Leased Property, and Landlord shall be entitled to the balance of the Award not applied to restoration except for any portion of the Award for taking Tenant's Personal Property. In any condemnation proceedings, Landlord and Tenant shall each seek its own Award in conformity herewith, at its own expense. If this Agreement does not terminate due to a taking or condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Leased Property in the manner hereinabove provided. In such event, the proceeds of the Award to be applied to restoration shall be deposited with a bank or financial institution designated by Landlord as if such Award were insurance proceeds, and the amount so deposited will thereafter be treated in the same manner as insurance proceeds are to be treated under Section

10.3 of this Agreement until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. Landlord's obligation under this Section 11.3 to disburse the Award and such other amounts shall be subject to (x) the collection thereof by Landlord and (y) during the last two
(2) years of the Term, the release of such Award by the applicable Mortgagee; otherwise each such Mortgagee shall be obligated to make such funds available for Landlord's use in accordance with the terms of this Agreement. Tenant's obligation to restore the Leased Property shall be subject to the release of the Award by the applicable Mortgagee to Landlord. If during the last two (2) years of the Term, such funds are not collected or released this Lease shall terminate. If the Award is insufficient to pay for the restoration or Landlord does not collect the Award, and the Lease is not in the last two (2) years of the Term, Section 10.2 shall govern any insufficiency of the Award to pay for restoration of the Leased Property (including the termination rights set forth therein) to the same extent as if the Award were insurance proceeds; provided, however, if Landlord thereafter collects the Award, and Tenant or Landlord elects to fund any deficiency as contemplated in Section 10.2, either (i) the amount of the Award equal to such insufficiency funded by Tenant shall be delivered to Tenant in the event Tenant funded such insufficiency pursuant to
Section 10.2 hereof, or (ii) Landlord shall keep the Award and Minimum Rent shall be reduced to the extent the amount of the Award covers such insufficiency in the event Landlord had funded such insufficiency as a Major Capital Expenditure pursuant to Section 10.2.

     11.4 Abatement of Rent. Other than as specifically provided in this Agreement, this Agreement shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all other charges as and when required under this Agreement shall remain unabated during the Term notwithstanding any Condemnation involving the Leased Property. The provisions of this ARTICLE 11 shall be considered an express agreement governing any Condemnation involving the Leased Property and, to the maximum extent permitted by law, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

     11.5 Disputes. If Landlord and Tenant cannot agree in respect of any matters to be determined under this Article, a determination shall be requested of the court having jurisdiction over the taking or condemnation; provided, however, that if said court will not accept such matters for determination, such matters shall be resolved by arbitration pursuant to ARTICLE 19 hereof.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES
                             ---------------------

     12.1 Events of Default. Each of the following events shall be an Event of Default hereunder by Tenant and shall constitute a breach of this Agreement:

     (a) If Tenant shall fail to pay, (i) when due, any Minimum Rent or Percentage Rent, or portion thereof and such failure shall continue for a period of five (5) days, or (ii) any Additional Charges when due and payable hereunder or any other sum due to Landlord from Tenant hereunder, within ten (10) days after receipt of Notice thereof from Landlord;

     (b) If Tenant shall violate or fail to comply with or perform any other term, provision, covenant, agreement or condition to be performed or observed by Tenant under this Agreement, and such violation or failure shall continue for a period of thirty (30) days after Notice thereof from Landlord; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with diligent and continuous efforts within such period of time, and if, in addition, Tenant commences to cure or cause to be cured such default within such period of time and thereafter prosecutes the curing of such default with diligence and continuous efforts, such thirty (30) day period of time shall be extended to such period of time as may be necessary to cure such default with diligence and continuous efforts not to exceed however, an additional ninety (90) days.

     (c) Except for a "change of control of Wyndham" (as defined in Section 16.4 hereof) as to which only the provisions of Section 16.4 shall apply, and except as otherwise expressly authorized under Section 16.4, if any assignment, transfer, sublease or encumbrance shall be made or deemed to be made that is in violation of the provisions of this Agreement, or if Tenant shall cease to be a majority owned direct or indirect subsidiary of Wyndham.

     (d) If Tenant shall cease the actual and continuous operation of the business contemplated by this Agreement to be conducted by Tenant upon the Leased Property (and such cessation is not the result of casualty, condemnation, or other event of force majeure, renovation or restoration or is not otherwise permitted by Landlord or is not the result of a legal requirement or during an emergency, but Tenant shall not thereby be relieved of its obligation to pay Rent as required herein, except as may be expressly provided herein); or if Tenant shall vacate, desert or abandon the Leased Property; or if the Leased Property or Leased Improvements are used or are permitted to be used for any purpose, or for the conduct of any activity, not permitted by this Agreement except as a result of temporary Condemnation.

     (e) If, at any time during the Term of this Agreement, Tenant shall, or Guarantor shall during the term of the Guaranty, file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant's property, including, without limitation, its leasehold interest in the Leased Property, or if Tenant shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

     (f) If, at any time during the Term of this Agreement, there shall be filed against Tenant or Guarantor (prior to the expiration of the Guaranty by its terms) in any courts pursuant to any statute of the United States or of any

     State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, including, without limitation, its leasehold interest in the Leased Property or of all or substantially all of Guarantor's Property, and any such proceeding against Tenant or Guarantor shall not be dismissed within ninety (90) days following the commencement thereof.

     (g) If Tenant's leasehold interest in the Leased Property or any property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within thirty (30) days thereafter, or if Tenant's leasehold interest in the Leased Property is sold by judicial sale and such sale is not vacated, set aside or stayed on appeal or otherwise within thirty (30) days thereafter.

     (h) If Tenant shall default under any Management Agreement beyond any applicable cure period for or concerning the Leased Property.

     (i) If an Event of Default shall occur under and as defined in any of the Other Leases.

     (j) If a final unappealable determination is made by applicable State authorities of the revocation or limitation of any material license, permit, certification or approval required for the lawful operation of the Leased Property in accordance with its Permitted Use or there occurs the loss or material limitation of any material license, permit, certification or approval under any other circumstances and Tenant is required to cease its operation of the Leased Property in accordance with its Permitted Use at the time of such revocation, loss or limitation except as a result of casualty, condemnation or other event of force majeure, renovation or restoration (but Tenant shall not thereby be relieved of its obligation to pay Rent as required herein, except as may be expressly provided herein).

     12.2 Remedies on Default. If any Event of Default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

     (a) Landlord may, pursuant to written notice thereof to Tenant, terminate this Agreement and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property for Landlord's own account and, for Tenant's breach of and default under this Agreement, recover immediately from Tenant any and all rents and other sums and damages due and payable at the time of such termination, including, without limitation, (i) all Rent and other sums, charges, payments, costs and expenses then due and payable by Tenant to Landlord hereunder, (ii) all reasonable costs and expenses of Landlord in connection with the recovery of possession of the Leased Property, including reasonable attorney's fees based upon services rendered at hourly rates and court costs, and (iii) all reasonable costs and expenses of Landlord in connection with any reletting or attempted reletting of the Leased Property or any part or parts thereof, including, without limitation, brokerage fees, advertising costs, reasonable attorney's fees based upon services rendered at hourly rates and the reasonable cost of any alterations or repairs or tenant improvements which may be reasonably required to so relet the Leased Property, or any part or parts thereof. In addition, in the event Landlord elects to terminate this Agreement, upon Landlord's request, Tenant agrees to assign to Landlord or to cause Manager to assign to Landlord all contracts, leases, permits and other agreements entered into by Tenant or Manager with respect to the operation, maintenance, use or repair of the Leased Property other than Tenant's Intangible Personal Property, the Management Agreement, and National Contracts.

     (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Agreement, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property for the account of Tenant, make such alterations of and repairs and tenant improvements to the Leased Property as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Leased Property or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Agreement), at such rents and upon such other terms and provisions as Landlord, in its sole discretion, may deem advisable. If Landlord takes possession and control of the Leased Property and operates the same, Tenant shall, for so long as Landlord is actively operating the Leased Property, have no obligation to operate the Leased Property. If Landlord relets or attempts to relet the Leased Property, Landlord shall at its sole discretion determine the terms and provisions of any new lease or sublease and whether or not a particular proposed new tenant or sublessee is acceptable to Landlord. Provided, however, such reletting shall be on fair market terms if to an Affiliate of Landlord. Upon any such reletting, all rents received by the Landlord from such reletting shall be applied as follows: (a) first, to the payment of all reasonable costs and expenses of recovering possession of the Leased Property, (b) second, to the payment of any reasonable costs and expenses of such reletting, including brokerage fees, advertising costs, reasonable attorney's fees and the cost of any alterations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to the Landlord, (d) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (e) fifth, the residue, if any, shall be held by the Landlord and applied in payment of future Rents as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall promptly pay any such deficiency to the Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Agreement, or, at the option of

     Landlord, at the end of the Term of this Agreement. No such re-entry, retaking or resumption of possession of the Leased Property by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Agreement unless a written notice of such intention shall be given to the Tenant or unless the termination of this Agreement be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Leased Property or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Agreement or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Agreement.

     (c) Landlord may, (i) without re-entering, retaking or resuming possession of the Leased Property, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder as they become due under this Agreement or (ii) at Landlord's option, terminate this Agreement and re-enter, retake and resume possession of the Leased Premises, and in addition to any Rent then due and owing, Tenant shall pay to Landlord as damages an amount equal to the present value (discounted at the rate of ten and a half (10.5%) per annum) of the excess, if any, of the Rent, as well as all other sums, charges, payments, costs and expenses which would be payable hereunder by Tenant to Landlord. from the date of such termination (assuming that, for the purpose of this paragraph, annual payments by Tenant on account of Impositions, and Additional Rent would be the same as payments required for the immediately preceding twelve (12) calendar months, or if less than twelve (12) calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired Term of this Agreement (excluding unexercised renewal options) if the same remained in effect, over the fair market rental for the same period. Nothing contained in this Agreement shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above. Regardless of the foregoing remedy under this subparagraph (c), Landlord shall not be required to relet the Leased Property nor exercise any other right granted to Landlord pursuant to this Agreement.

     (d) Landlord may, in addition to any other remedies provided herein, enter upon the Leased Property or any portion thereof and take possession of (i) any and all of Tenant's Personal Property, if any (other than items of Tenant's Intangible Personal Property), (ii) Tenant's books and records necessary to operate the Leased Property, and (iii) the Reserve and all the bank accounts concerning, or established for, the Leased Property, without liability for trespasses or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same by public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant's Personal Property (other than items of Tenant's Intangible Personal Property), if any, unless otherwise prevented by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of any of such property (including reasonable attorneys' fees based upon services rendered at hourly rates) shall be credited against Rent which is due hereunder.

     (e) In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided including, but not limited to, the right to sue for and otherwise recover from Tenant any damages occasioned by or resulting from any abandonment of the Leased Property or other breach of, or default under this Agreement. Accordingly, the mention in this Agreement of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity.
     In addition, any provision of this Agreement to the contrary notwithstanding, no provision of this Agreement shall delay or otherwise limit Landlord's right to seek injunctive relief or Tenant's obligation to comply with any such injunctive relief.

     12.3 Application of Funds. Any payments received by Landlord under any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant's current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the State.

     12.4 Landlord's Right to Cure Tenant's Default. If an Event of Default shall exist hereunder, Landlord may, but have no obligation to, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such Event of Default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money (other than the cost of any Major Capital Expenditures or Reserve Expenditures contained in an Approved Reserve Estimate which Landlord has agreed to pay hereunder as expressly contemplated in Section 5.1.3 and 5.1.4(b) hereof), or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the Overdue Rate shall be deemed Additional Charges hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

     12.5 Landlord's Lien. Landlord shall have at all times during the Term of this Agreement, a valid lien for all rents and other sums of money due or becoming due hereunder from Tenant, upon all goods, wares, merchandise, inventory, furniture, fixtures, equipment, vehicles and other tangible personal property and effects of Tenant situated in or upon the Leased Property, including Tenant's Personal Property but excluding items of Tenant's Intangible Personal Property, and such property shall not be removed from the Leased

Property except in accordance with the terms of this Agreement without the approval and consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged in full. Upon the occurrence and during the continuance of any Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Leased Property and take possession of any and all goods, wares, merchandise, books and records, inventory, furniture, fixtures, equipment, vehicles and other tangible personal property and effects of Tenant situated in or upon or with respect to the Leased Property, including Tenant's Personal Property but excluding items of Tenant's Intangible Personal Property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property appraised, at which Landlord or its assigns may purchase any of the same and apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale, as a credit against any sums due from Tenant, and Tenant agrees to pay any deficiency forthwith. If Landlord takes possession and control of the Leased Property and operates the same, Tenant shall for so long as Landlord is actively operating the Leased Property, have no obligation to operate the Leased Property. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law for foreclosure of security interests or in any other manner and form provided by law. The statutory lien for rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto. Tenant agrees to execute and deliver to Landlord from time to time during the Term of this Agreement such financing statements as may be required by Landlord in order to perfect the Landlord's lien provided herein or by Applicable Laws. Tenant further agrees that during an Event of Default or the pendency of any event or circumstance which, with the passage of time may become an Event of Default under Section 12.1(a), Tenant shall not make any distributions to its shareholders, partners, members or other owners and any such distributions shall be subordinate to Landlord's claim for Rent and other sums hereunder.

     12.6 The Other Leases. As referenced in this Agreement, Landlord and Tenant are, contemporaneously with, or subsequent to, the execution of this Agreement, entering into the Other Leases. It is the express agreement and understanding of Landlord and Tenant that this Agreement and the Other Leases are and shall be cross defaulted and cross collateralized such that (a) an Event of Default under, and/or termination of, this Agreement or any of the Other Leases shall be and constitute an Event of Default under and, at Landlord's option exercised by written notice, immediately effect a termination of, the Other Leases and this Agreement, respectively and (b) any security or collateral given by Tenant hereunder and under the Other Leases, including the Security Deposit and Minimum Rent Reserve, may be taken by Landlord to cure any Event of Default under this Agreement or any of the Other Leases. Provided, however, if this Agreement is terminated by either Landlord or Tenant as a result of a casualty pursuant to Sections 10.1 and 10.2 or condemnation under ARTICLE 11, such termination shall not constitute or require a termination of the Other Leases and such Other Leases shall survive the termination of this Agreement under Sections 10.1 and 10.2 or condemnation under ARTICLE 11. Further, it is the express agreement, intent and understanding of the Landlord and Tenant that
(x) this Agreement and the Other Leases are not severable; and (y) in the event that Tenant shall file for, or there shall be filed against Tenant, bankruptcy, insolvency or a similar arrangement or proceeding, this Agreement and the Other Leases shall be and remain cross defaulted and considered one Lease and may not be severed or assumed separately in any such proceedings, it being the express agreement and intent of Landlord and Tenant that either all of this Agreement and the Other Leases shall be rejected by any receiver or trustee in any such proceedings or all of said Leases shall be assumed by any such receiver or trustee.

     12.7 Landlord's Default. Subject to Landlord's right to dispute its obligations in accordance with the terms of this Agreement, if Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Agreement and any such default shall continue for a period of ten (10) days after Notice thereof with respect to monetary defaults, and thirty
(30) days after Notice thereof with respect to non-monetary defaults, from Tenant to Landlord and any applicable Hotel Mortgagee (subject to Section 20.3 hereof and provided, that if such non-monetary default is susceptible of cure, but such cure cannot be accomplished with diligence and continuous efforts within such period of time, and, if in addition, Landlord commences to cure or cause to be cured such default within such period of time and thereafter prosecutes the curing of such default with diligence and continuous efforts, such period of time shall be extended to such period of time as may be necessary to cure such default with diligence and continuous efforts not to exceed, however, an additional ninety (90) days, Tenant may declare the occurrence of a "Landlord Default" by giving Notice of such declaration to Landlord and to such Hotel Mortgagee. Thereafter, Tenant may (but shall have no obligation to) cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses (including reasonable attorneys' fees and court costs) incurred by Tenant in curing the same, together with interest thereon from the date Landlord receives Tenant's invoice, at the Overdue Rate. Except as otherwise expressly provided in this Agreement to the contrary, Tenant shall have no right to terminate this Agreement for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent or other charges due hereunder.

     If Landlord shall in good faith dispute the occurrence of any Landlord Default, and Landlord, before the expiration of the applicable cure period, shall give Notice thereof to Tenant, setting forth, in reasonable detail, the basis therefor, no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof by arbitration as contemplated in ARTICLE 19 hereof; provided, however, that in the event of any such adverse determination, Landlord shall pay to Tenant interest on any disputed fine at the Disbursement Rate from the date demand of such funds is made by Tenant until the date of final adverse determination and, thereafter, at the Overdue Rate until paid.

     12.8 Special Remedies for Landlord Funding Default. In the event of any Landlord Default arising solely under Section 5.1.4(b), Tenant shall have the right, in Tenant's sole discretion, in addition to all other remedies of Tenant hereunder, to exercise any one or more of the following remedies:

     (a) Tenant may fund the deficient amounts and offset the aggregate amount thereof, plus interest thereon from the date of funding at the Overdue Rate, against any Rent payable by Tenant subsequent to the date of advance by Tenant pursuant to this Agreement until recouped; or

     (b) Tenant may terminate this Agreement whereupon any portion of the Minimum Rent Reserve then remaining and any unapplied balance of the Security Deposit and shall be refunded to Tenant and Tenant may pursue its damages, if any, available at law or in equity for such breach.

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

                                   ARTICLE 13

                                  HOLDING OVER
                                  ------------

     If Tenant or any other person or party shall remain in possession of the Leased Property or any part thereof following the expiration of the Term or earlier termination of this Agreement without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Agreement by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Agreement. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Agreement.

                                   ARTICLE 14

                     LIABILITY OF LANDLORD; INDEMNIFICATION
                     --------------------------------------

     14.1 Liability of Landlord. Landlord and its Affiliates shall not be liable to Tenant, its employees, agents, invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever (other than Landlord's gross negligence or willful misconduct or Landlord's breach of this Agreement), including, but not limited to: (a) repairs to any portion of the Leased Property; (b) interruption in Tenant's use of the Leased Property; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Leased Property, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Agreement by reason of the condemnation or destruction of the Leased Property in accordance with the provisions of this Agreement; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons; and (g) any leakage or seepage in or from any part or portion of the Leased Property, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Leased Property, or from drains, pipes or plumbing fixtures in the Leased Improvements. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Leased Property including Tenant's Personal Property, shall be at the sole risk of the Tenant.

     14.2 Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall at its own expense using counsel reasonably approved by Landlord, diligently defend Landlord, pay all costs in such litigation or, at Landlord's option, and expense, Landlord may nonetheless engage its own counsel in connection with its own defense or settlement of said litigation in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

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     14.3  Limitation  on  Liability of Landlord.  Provided,  Landlord  does not encumber the Leased Property with a Prohibited Mortgage as referenced in Section 20 hereof, in the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall, except as otherwise provided hereinafter in this Section 14.3 and in Section 20.2, be limited to execution against the Landlord's interest in the Leased Property, including the Minimum Rent Reserve, the Security Deposit and the Reserve and any proceeds from the disposition thereof. Further, in no event shall any partner, member, officer, director, stockholder or shareholder of Landlord or any partner thereof or Affiliated Person or Subsidiary thereof, be personally liable for the obligations of Landlord hereunder. Provided, however, in the event that Landlord shall sell, transfer or dispose of the Leased Property, the Security Deposit, Minimum Rent Reserve or the Reserve, at a time when Tenant has a money judgment against Landlord (or has so notified Landlord of a claim by Tenant against Landlord hereunder which may give rise to a money judgment) and shall disburse the proceeds of such sale, transfer or disposition to any partner, member, officer, director, stockholder or shareholder of Landlord or any partner thereof or Affiliated Person or Subsidiary thereof, Landlord shall be personally liable to the extent of the proceeds so disbursed to any of such parties.

                                   ARTICLE 15

                                REIT REQUIREMENTS
                                -----------------

     Tenant understands that, in order for Landlord to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), certain requirements (the "REIT Requirements") must be satisfied. The parties intend that amounts to be paid by Tenant hereunder and received or accrued, directly or indirectly, by Landlord with respect to the Leased Property (including any rents attributable to personal property that is leased with respect thereto) will qualify as "rents from real property" (within the meaning of Code Section 856(d). Further, neither party will take any action or suffer any condition to exist that would cause any amount received by the Landlord under this Agreement to fail to qualify as such. Consistent with this intent, the parties agree that:

     15.1 "Rents attributable to any personal property" leased to the Tenant cannot exceed fifteen percent (15%) of the total Rent received or accrued by Landlord under this Agreement for any Fiscal Year of the Landlord. Consistent therewith, the average of the adjusted tax bases of the personal property (within the meaning set forth in Section 1.512(b)-1(c)(3)(ii) of the applicable Treasury Regulations) that is leased to Tenant with respect to the Leased Property at the beginning and end of a Fiscal Year cannot exceed fifteen percent (15%) of the average of the aggregate adjusted tax bases of the real and personal property comprising such Leased Property that is leased to Tenant under this Agreement at the beginning and end of such Fiscal Year (the "REIT Personal Property Limitation"). If Landlord reasonably anticipates that the REIT Personal Property Limitation will be exceeded with respect to the Leased Property for any Fiscal Year, Landlord shall notify Tenant, and Landlord and Tenant shall negotiate in good faith the purchase by Tenant of items of personal property anticipated by Landlord to be in excess of the REIT Personal Property Limitation. Provided, however, that Tenant's responsibility to purchase such personal property will be offset by Landlord in some mutually agreeable manner.

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     15.2  Tenant  cannot  sublet the Leased  Property  or any portion of it, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee or (b) any other formula such that any portion of the Rent paid by Tenant to Landlord would fail to qualify as "rent from real property" within the meaning of Section 856(d) of the Code and regulations promulgated thereunder.

     15.3 Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any person in which Landlord owns, directly or indirectly, a ten percent (10%) or more interest, within the meaning of Section 856(d)(2)(B) of the Code, and any such action shall be deemed void ab initio. At Tenant's request, Landlord shall disclose such persons.

     15.4 Anything to the contrary in this Agreement notwithstanding, neither party shall take, or permit to take, any action that would cause Landlord to own, directly or indirectly, a ten percent (10%) or greater interest in the Tenant within the meaning of Section 856(d)(2)(B) of the Code, and any similar or successor provision thereto, and any such action shall be deemed void ab initio.

     15.5 Any services provided by, or on behalf of, Landlord will not prevent any amounts received or accrued from qualifying as "rents from real property" (within the meaning of Section 856(d)(2) or Section 512(b)(3) of the Code).

                                   ARTICLE 16

 SUBLETTING AND ASSIGNMENT SALE OF LEASED PROPERTY; LANDLORD'S RIGHT TO ACQUIRE
                   LEASEHOLD INTEREST; TRANSFERS BY LANDLORD
                   -----------------------------------------

     16.1 Transfers  Prohibited  Without Consent.  Except as provided in Section
16.7 and Section 16.8 hereof, Tenant shall not, without the prior written consent of Landlord, in each instance, sell, assign, sublease or otherwise transfer this Agreement, or Tenant's interest in the Leased Property, in whole or in part, or any rights or interest which Tenant may have under this Agreement. Further, Tenant shall not grant or permit any lien or encumbrance on or security interest in Tenant's interest in this Agreement or the Leased Property. The consent of Landlord to a sale or an assignment, transfer or subletting shall in no event be construed to relieve Tenant or such assignee from the obligation of obtaining the express consent in writing of Landlord to any further sale, assignment, transfer, or subletting. In addition: (a) any such sale, assignment, transfer or subletting must be authorized under the Management Agreement and (b) the proposed purchaser, transferee, assignee, or sublessee of all or substantially all or a material portion of the Leased Property, must be a Single Purpose Entity as defined on EXHIBIT "F" hereto (i) who has a verifiable net worth (determined in accordance with generally accepted accounting principles) of not less than the Rent due and payable for the Fiscal Year immediately preceding such proposed sale or transfer; (ii) who, if required by the terms thereof, is approved by Manager under the Management Agreement; (iii) who has not been convicted of a felony and is known to have not engaged in criminal activity or other activity involving moral turpitude (including any Affiliate of such Person); (iv) who does not, as its primary business, own, lease or operate any

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casino or gambling facility  (including any Affiliate of such Person or entity);
(v)  who  does  not  own  or  operate  a   distillery,   winery  or  brewery  or
distributorship of alcoholic beverages if such leasing, ownership or operation might reasonably impair the ability of Tenant, or its Affiliates to obtain or retain any alcoholic beverage license for the Leased Property; (vi) who does not own or operate a hotel or other facility proscribed in Section 4.3 hereof; (vii) who has experience in the management of first class hotels; (viii) who shall not be a Person in which Landlord, directly or indirectly, owns a ten percent (10%) or greater interest within the meaning of Section 856(d)(2)(B) of the Code or any similar or successor provision thereof; and (ix) who shall be in conformance with and shall conform and comply with the requirements of Section 15 hereof. In addition, any such approved assignee shall expressly assume this Agreement by an agreement in recordable form, an original executed counterpart of which shall be delivered to Landlord prior to any assignment of the Agreement. Any assignment, transfer, sublease or encumbrance in violation of this Article shall be voidable at Landlord's option. In addition to the foregoing, for so long as Landlord or any Affiliated Person of Landlord shall seek to qualify as a real estate
investment  trust,   anything  contained  in  this  Agreement  to  the  contrary notwithstanding, Tenant shall not sublet the Leased Property or any portion thereof on any basis such that the rental to be paid by any sublessee thereunder would be based, in whole or in part, on either (x) the income or profits derived by the business activities by such sublessee, or (y) any other formula such that any portion of such sublease rental would fail to qualify as "rents from real property" within the meaning of Section 865(d) of the Internal Revenue Code, or any similar or successive provisions thereto.

     16.2 Indirect Transfer Prohibited Without Consent. A sale, assignment, pledge, transfer, exchange or other disposition in a single transaction or in a series of transactions of (a) the stock of Tenant or any general partner of Tenant or any managing member interest of Tenant or (b) any interest of a partner or partners or a member or members of Tenant which results in a change or transfer of management or Control of Tenant, or (c) a merger, consolidation or other combination of Tenant with another entity which results in a change or transfer of management or Control or effective Control of Tenant, shall be deemed an assignment hereunder and shall be subject to Section 16.1 hereof. For purposes hereof, exchange or transfer of management or Control or effective
Control, shall mean a transfer of 50% or more of the economic benefit of, or Control of, any such entity.

     16.3 Adequate Assurances. Without limiting any of the foregoing provisions of this Article, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Agreement in disregard or violation of the restrictions contained in this Article, the assignee shall be deemed to agree to provide adequate assurance to Landlord (a) that any Percentage Rent shall not decline substantially after the date of such assignment, (b) of the continued use of the Leased Property solely in accordance with the Permitted Use thereof,
(c) of the continuous operation of the business in the Leased Property in strict accordance with the requirements of ARTICLE 4 hereof, and (d) of such other matters as Landlord may reasonably require at the time of such assignment and assumption. Without limiting the generality of the foregoing, adequate assurance

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

shall include the requirement that any such assignee shall have a net worth (exclusive of good will) of not less than the aggregate of the Rent due and payable for the previous Fiscal Year. Such assignee shall expressly assume this Agreement by an agreement in recordable form, an original counterpart of which shall be delivered to Landlord prior to an assignment of this Agreement.

     Any approval of such successor Tenant shall not affect or alter Landlord's approval rights of each manager of the Leased Property.

     16.4 Change in Control of Wyndham. Landlord and Tenant expressly acknowledge and agree that each of the Acquisition Properties and the
Development Properties, including the Leased Property, shall and must be operated as a first class full service Hotel under the "Wyndham" Brand. Notwithstanding anything to the contrary contained in this Agreement, the parties further acknowledge and agree that so long as Wyndham's stock is publicly traded on a national securities exchange (including NASDAQ or over the counter exchanges) and Tenant remains under the Control of Wyndham as a majority owned direct or indirect subsidiary, a change in the ownership or Control of Wyndham shall not be or constitute a transfer prohibited hereunder. Provided, however, that a "change in control of Wyndham" shall require the prior written consent of Landlord which consent may be granted or withheld by Landlord in its sole and absolute discretion. For purposes of this Section 16.4 "change in control of Wyndham" shall mean any direct or indirect transfer of ownership (including transfers of the kind generally referenced in Section 16.2 hereof) which causes either (a) Wyndham and the Tenant not to be under common Control (unless Landlord has given consent to a Portfolio Assignment under Section 16.7) or (b) Wyndham stock to be no longer publicly traded on a national securities exchange (including NASDAQ or over the counter exchanges). In the event of a change in control of Wyndham to which Landlord has not given its consent (if required hereunder) of this Section 16.4, Landlord shall have as its sole remedy, the right (x) to terminate this Agreement and all rights and interests of Tenant hereunder by Notice to Tenant given with six (6) months after Landlord is provided written Notice of such change in control, and (y) upon such termination, to retain the Security Deposit.

     16.5 Sale of the Leased Property. Landlord and Tenant acknowledge and agree that at any time after the fifth anniversary of the last to be executed of this Agreement or any of the Other Leases, Landlord shall have the right to sell the Leased Property free and clear of this Agreement and the Management Agreement, provided that Landlord shall pay to Wyndham in cash twenty-five percent (25%) of any net gain that Landlord receives from the sale of the Leased Property net of the usual and customary selling expenses paid to third parties which are not Affiliated Persons of Landlord and computed against a basis equal to the purchase price under the Purchase Agreement. Provided, however, Landlord may only exercise the right to sell a Leased Property if (a) the net operating income for the twenty-four (24) Accounting Periods preceding the sale has been less than 1.05 times the Minimum Rent for the Leased Property to be sold and (b) the Leased Property is achieving less than one hundred percent (100%) REVPAR penetration (as defined in the Uniform System of Accounts) in its competitive set (or ninety-five percent (95%) REVPAR penetration in the case where a Marriott Hotel is in the competitive set) for the twenty-four (24) months preceding the proposed sale, as determined by an independent third party. Any dispute as to whether the foregoing conditions are met shall be resolved by arbitration pursuant to ARTICLE 16 hereof. In the event that Landlord elects to

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sell Leased  Property as herein  contemplated,  Landlord  shall notify Tenant of such sale and Tenant or its designee, shall have a period of thirty (30) days in which to submit an offer to acquire the Leased Property from Landlord. Such offer must contemplate a Closing within sixty (60) days of the date of such offer. In the event that the Landlord in its sole discretion rejects Wyndham's offer, Landlord may sell the Leased Property to any other Person that is not an Affiliate of Landlord on terms acceptable to Landlord in its sole discretion. Provided, however, the purchase price may not be less than the purchase price of Tenant's offer, and provided further, the closing shall not occur prior to sixty
(60) days (or such longer period required by law to enable Tenant and Manager to comply with Applicable Laws concerning the termination of employment and related issues, including the WARN Act and COBRA) following the acceptance of such third party offer and notice thereof to Tenant.

     16.6 Landlord's Right to Acquire the Leasehold Interest. Notwithstanding anything herein or in the Other Leases to the contrary, Landlord shall have the right, to be exercised, if at all, at any time during the first five (5) years of the Term hereof, upon sixty (60) days prior Notice to Tenant, to (a) require Tenant to transfer its entire leasehold estate in one or more of the Acquisition Properties and the Development Properties, including the Leased Property, to a subsidiary of Landlord and to require Wyndham to join in and consent to any such transfer or (b) to require Wyndham to transfer its entire interest in the Tenant to a subsidiary of Landlord. In consideration of either of the above transfers of interest, Landlord shall pay to Tenant the fair market value of the Tenant's leasehold estate as of the date of Landlord's Notice to Tenant, which shall be deemed to be the net present value of the projected annual Tenant's Operating Income (as hereinafter defined) for the next succeeding twenty (20) years of the Term (assuming, for the purposes hereof, the exercise of renewal options to extend the Term out for such 20 years) (the "Fair Market Value"). If the parties cannot agree to the Fair Market Value within ten (10) days of receipt by Tenant of Landlord's Notice hereunder, then the Landlord may retain at Landlord's expense an independent appraiser to determine the Fair Market Value. If the Tenant disagrees with the determination of the Landlord's appraiser, then Tenant may retain within ten (10) days following receipt by Tenant of Notice of such determination, at Tenant's expense, a separate independent appraiser to determine the Fair Market Value. If the Landlord disagrees with the determination of the Tenant's appraiser, the Landlord's and the Tenant's appraiser shall mutually select a third independent appraiser with like qualifications to determine the Fair Market Value (the cost of such third appraise shall be split between the Landlord and Tenant). If either Landlord or Tenant disagrees with the determination of the third appraiser, the Fair Market Value shall be resolved by taking the average determination of all three appraisers; provided, however, the computation of such average shall not include any determination by an appraiser that is greater or lesser than five percent (5%) from the "middle" determination falling between the highest and lowest determinations. If both the highest and lowest determinations are more than five percent (5%) greater or lesser than, as the case may be, the middle determination, both such determinations shall be excluded and the middle determination shall be the determination used by the parties to resolve the dispute. If Landlord does not agree with the Fair Market Value, Landlord will have no obligation to acquire the Tenant's leasehold interest, notwithstanding delivery of Notice to such effect hereunder, but if Landlord elects not to so acquire Tenant's leasehold interest, Landlord will reimburse Tenant for the fees and expenses of Tenant's appraiser, if any. As used herein, "Tenant's Operating Income" shall equal for any Fiscal Year, Total Hotel Sales less the sum of (a) Property Expenses (adjusted to reflect all fees payable under the Management Agreement including base fees, trade name fees and incentive fees), and (b) Rent payable to the Landlord. In the event this Agreement is transferred to the Landlord pursuant to this Section 16.6, Landlord will take an assignment of the


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Management Agreement previously approved by Landlord and then in effect,  return the Security Deposit and Minimum Rent Reserve (if applicable) to Wyndham, release Wyndham of any of its obligations or responsibilities under its Guaranty and release Tenant of any and all further obligations hereunder.

     16.7 Portfolio  Assignment.  Notwithstanding  anything contained in Section
16.1 hereof to the contrary, at any time, commencing with the expiration or earlier termination of the Guaranty but not prior thereto, and subject to and contingent upon Manager being the Manager as hereafter referenced, Tenant shall have the right to collectively transfer this Agreement and the Other Leases but not less than all of such Leases to a Portfolio Assignee pursuant to a Portfolio Assignment. A Portfolio Assignment shall operate to release Tenant from all of Tenant's obligations to Landlord which accrue or arise from and after the date of such assignment under this Agreement and the Other Leases so long as Portfolio Assignee expressly assumes such obligations of Tenant by an agreement in recordable form approved by Landlord, which approval will not be unreasonably withheld, and an original executed counterpart of which is delivered to Landlord prior to the Portfolio Assignment. Tenant shall not make a Portfolio Assignment without the prior written consent of Landlord; provided that Landlord shall not withhold its consent to a Portfolio Assignment that meets all of the following conditions at the time of the proposed Portfolio Assignment: (a) the Guaranty shall no longer be in effect, (b) the Portfolio Assignee shall satisfy the criteria set forth in clauses (i) and (iii) through (ix), inclusive, of Section 16.1(b), (c) Manager shall be the manager and the Management Agreement shall contain no less economically favorable terms to Tenant than the current Management Agreement, and (d) the brand name under which the Hotels shall be operated shall be the "Wyndham" brand. Any disputes as to whether any of the foregoing conditions are satisfied or otherwise with respect to the Landlord's consent to the Portfolio Assignment shall be resolved by arbitration pursuant to
ARTICLE 19 hereof.

     16.8 Permitted Sublease. Notwithstanding the foregoing, Tenant may, in each instance after notice to Landlord, sublease or license space at the Leased Property for a newsstand, gift shop, cell phone antennas, parking garage, health club, bar or commissary purposes or similar concessions in furtherance of the Permitted Use so long as such subleases or licenses do not demise, in the aggregate, in excess of one thousand (1,000) square feet, will not violate any Legal Requirements or Insurance Requirements, and Tenant shall provide or cause to be provided such additional insurance coverage applicable to the activities to be conducted in such subleased space as Landlord and any Mortgagee may reasonably require.

     16.9 Transfers by Landlord. Landlord agrees that Landlord shall not, without the prior written consent of Tenant, transfer or convey the Leased Property to any Person which (a) is not a Person in which Landlord or any Affiliated Person of Landlord owns and holds, directly or indirectly, a Controlling interest and does not have sufficient financial resources to fulfill Landlord's obligations hereunder; (b) has been convicted of a felony or is known to have engaged in criminal activity or other activities involving moral turpitude (including any Affiliate of such Person); (c) as its primary business owns, leases or operates any casino or gambling facility (including any Affiliate of such Person); (d) does not recognize Tenant's rights and assume Landlord's obligations under this Agreement; (e) owns or has an equity interest in a hotel brand, trade name, system or chain which consists of at least twenty
(20) hotels prior to, or on the date of, or contemporaneously with, or as a result of the transfer of the Leased Property or (f) owns or operates a

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distillery,  winery, or brewery or  distributorship of alcoholic  beverages,  if such leasing, ownership or operation might reasonably impair the ability of Tenant or its Affiliates to obtain or retain any alcoholic beverage license for the Leased Property. Notwithstanding anything contained herein to the contrary, Landlord shall not be relieved of its obligations hereunder in the event
Landlord transfers or conveys the Leased Property to an Affiliate of Landlord. For purposes of this ARTICLE 16, a Person that is described in subparagraph (a-f) above is referred to as a "Competitor". For purposes of this Section 16.9, a Person that owns and has equity interest in a hotel brand, trade name, system or chain merely as a franchisee or a mere passive investor and has no control or influence over the business of the brand at issue, such as a mere limited partner in a partnership, a mere shareholder in a corporation or a mere payee of royalties based on a prior sale transaction, shall not be deemed to be a Competitor. In addition, for purposes of this Section 16.9, a Person shall not be deemed to be a Competitor under subparagph (e) above solely by virtue of (x) the ownership of hotels, either directly or indirectly through a Subsidiary or Affiliated Person or (y) holding a Mortgage or Mortgages secured by one or more hotels. Otherwise, Landlord may transfer the Leased Property, or any portion thereof or interest therein, to any Person without the consent of, but upon not less than sixty (60) days prior Notice to, Tenant. Within five (5) days following any request by Tenant, Landlord shall provided Tenant such any
information   concerning   the  proposed   transferee's   financial   condition,
affiliations,   ownership,  business  interests,  and  operations  that  may  be reasonably necessary or appropriate in order for Tenant to determine if such proposed transfer is consistent with the above provisions. The consent of Tenant to a transfer as required herein shall in no event be construed to relieve Landlord from the obligation of obtaining the express consent in writing of Tenant to any subsequent transfer requiring Tenant's consent as provided herein. In the event that Landlord transfers or conveys the Leased Property to any Person in violation of this Section 16.9, Tenant shall have the right upon thirty (30) days prior notice to the Landlord, given within six (6) months after such transfer or conveyance, to terminate this Lease and to pursue its damages, if any, available at law or in equity for such breach against Landlord and the transferee. If Tenant does not provide such notice within said six (6) month period, Tenant's right to terminate as provided in the preceding sentence shall be waived with respect to the transfer or conveyance giving rise to such right.

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


     16.10   Transfers  of  Interests  in  Landlord.   Landlord  agrees  that  a
Controlling interest in Landlord shall not be sold, assigned, transferred or otherwise disposed of, for value or otherwise, voluntary or involuntary, by merger, operation of law or otherwise, in a single transaction or a series of transactions, to any Person (other than a Person in which Landlord or an Affiliated Person of Landlord owns and holds, directly or indirectly, a Controlling interest) that is a Competitor. If a Controlling interest in Landlord is sold, assigned, transferred or otherwise disposed of in violation of the foregoing sentence, Tenant shall have the right upon thirty (30) days prior Notice to Landlord, given within six (6) months after such transfer, to terminate this Lease and to recover from Landlord as its damages for such breach, the sum of $917,650.00. Provided, however, the provisions of this
Section 16.10 shall not apply to any transfer of interests in CHP, directly or indirectly, or in any Entity that has an interest in CHP, directly or indirectly, so long as CHP is a publicly traded company (whether or not such interests are traded on a public stock exchange), nor shall the provisions of this Section 16.10 apply to any transfer of interests in Landlord, directly or indirectly (or in any Entity that has an interest in Landlord, directly or indirectly), to any Person which is not an Affiliated Person of Landlord or CHP, if and so long as CHP is a publicly traded company (whether or not such interests are traded on a public stock exchange) and such transfer does not result in or entail, directly or indirectly, either concurrent with the transfer or subsequent thereto, CHP or a wholly-owned Subsidiary of CHP no longer continuing to possess the sole power, as the sole general partner of Landlord, to direct or cause the direction of the management and policies of Landlord, whether such cessation of power occurs by contract, by conversion of the general partner interest of CHP or its wholly-owned Subsidiary in Landlord to a limited partner interest, by conversion of Landlord to a corporation or other Entity, or otherwise. Provided, further, however, if the Leased Property is transferred to an Affiliate of Landlord and such Affiliate sells, assigns, transfers or otherwise disposes of a Controlling interest in such Affiliate to a Competitor, the same shall be deemed to be a sale, assignment, transfer or disposition for which Tenant's written consent is required under Section 16.9.

                                   ARTICLE 17

                 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS
                 ----------------------------------------------

     17.1 Estoppel Certificates. Tenant and Landlord shall from time to time, within fifteen (15) days after request by the other party, and without charge, give an Estoppel Certificate in the form (or substantially the form) attached hereto as EXHIBIT "C" and containing such other matters as may be reasonably requested by the other party to any person, firm or corporation specified by such other party.

     17.2 Financial Statements. Throughout the Term of this Agreement, Tenant shall prepare and deliver to Landlord and Mortgagee, at or prior to the end of each Accounting Period during the Term hereof, a profit and loss statement and operating balance sheet showing the results of the operation of the Leased Property for the immediately preceding Accounting Period and for the Fiscal Year to date. Tenant shall provide Landlord and Mortgagee with a complete financial statement which shall be delivered prior to the end of the next following Accounting Period, in the form customarily provided in the industry and approved

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

in advance by the Landlord, and which shall: (a) be taken from the books and records maintained by Tenant and its manager in the form specified herein; (b) follow the general form set forth in the Uniform System of Accounts; and (c) indicate variances from budgeted results for each line item against the approved budget for the Leased Property for such Fiscal Year. The aforesaid profit and loss statement, operating balance sheet and financial statements shall be accompanied by an Officer's Certificate which, for purposes hereof shall mean a Certificate of any Officer of Tenant (or such Officer's designee), duly authorized, which such Officer shall certify (a) that such statements have been properly prepared in accordance with the Uniform System of Accounts and are true, correct and complete in all material respects and fairly present the consolidated financial condition of the Tenant at and as of the dates thereof and the results of its operations for the period covered thereby, and (b) that no Event of Default has occurred and is continuing hereunder. Tenant shall deliver to Landlord and Mortgagee within ninety (90) days after the end of each Fiscal Year, a profit and loss statement, balance sheet and statement of cash flow certified by an independent certified public account, with a Big Five Accounting Firm who is actively engaged in the practice of his profession (which statement shall also be certified by an officer or partner in Tenant) together with copies of all reports and communications furnished to Tenant's manager, showing results from the operation of the Leased Property during such Fiscal Year, and reasons for material variations from the approved budget for such year. Tenant shall also deliver to Landlord at Landlord's expense at any time and from time to time, upon not less than twenty (20) days notice from Landlord, any financial statements or other financial reporting information required to be filed by Landlord with the SEC or any other governmental authority or required pursuant to any order issued by any court, governmental authority or arbitrator in any litigation to which Landlord is a party for purposes of compliance therewith. Any disputes concerning the contents of such statements or any accounting matter thereunder shall be determined by the approved independent certified public account providing such statement. The financial statements required herein are in addition to the statement required under Section 3.1.3 hereof.

     17.3 Records. Tenant shall keep and maintain at all times in accordance with generally accepted accounting principles, consistently applied, and the Uniform System of Accounts (separate and apart from its other books, records and accounts) complete and accurate up-to-date books and records adequate to reflect clearly and correctly the results of operations of the Leased Property, on an accrual basis, including but not limited to, each calculation of Percentage Rent. Such books and records shall be kept and maintained at the Leased Property or Tenant's principal or regional office. Landlord or its representatives shall have, at all reasonable times during normal business hours, reasonable access, on reasonable advance notice, to examine and copy the books and records. Such books and records shall be available for at least three (3) years after the applicable quarterly calculation of Percentage Rent for Landlord's inspection, copying, review and audit at Landlord's expense during reasonable business hours and for the purpose of verifying the accuracy of Tenant's calculation of Percentage Rent.

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

     17.4 General Operations. In addition to the Reserve Estimate and the Building Estimate, Tenant shall furnish to Landlord, on or before December 1 of each Fiscal Year proposed annual budgets in a form consistent with the then standards for the same brand of hotels as the Hotel setting forth projected income and costs and expenses projected to be incurred by Tenant in managing, leasing, maintaining and operating the Hotel during the following Fiscal Year.

     17.5 Quarterly Meetings. At Landlord's request, Tenant shall make the Tenant's property management team available to meet with Landlord at the Hotel or Tenant's principal place of business on a quarterly basis to discuss the Reserve Estimate, the Building Estimate, the annual budgets and any other items related to the operation of the Hotel which Landlord wishes to discuss. Tenant agrees to give good faith consideration to any suggestions or requests that Landlord may have.

                                   ARTICLE 18

                           LANDLORD'S RIGHT TO INSPECT
                          ---------------------------

     Landlord, Mortgagee and their agents shall have the right to enter upon the Leased Property or any portion thereof at any reasonable time upon not less than twenty four hours prior telephonic notice to Tenant to inspect the same, including but not limited to, the operation, sanitation, safety, maintenance and use of the same, or any portions of the same and to assure itself that Tenant is in full compliance with its obligations under this Agreement (but Landlord and Mortgagee shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability arising from the improper performance thereof). In making any such inspections, neither Landlord nor Mortgagee shall unduly interrupt or interfere with the conduct of Tenant's business.

                                   ARTICLE 19

                         ALTERNATIVE DISPUTE RESOLUTION
                         ------------------------------

     19.1 Negotiation. Any and all disputes or disagreements to which the terms of Section 22.19 are applicable and any other matters to be resolved by arbitration as expressly provided for in this Agreement, shall be resolved through good-faith negotiations or, at the election of either party, if the dispute is not so resolved within 30 days after Notice from either party commencing such negotiations, through binding arbitration conducted in accordance with Section 19.2.

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

     19.2 Arbitration. With respect to any such matter to be submitted to arbitration, Landlord and Tenant shall mutually designate and select any Big Five Accounting Firm with a hospitality division of which Landlord, Tenant or an Affiliated Person of either is not a client to serve as arbitrator of such dispute, within fifteen (15) days after written demand for arbitration is received or sent by Landlord. In the event no nationally recognized accounting firm satisfying such qualifications is designated by Landlord and Tenant or available and willing to serve as arbitrator, the arbitrator shall be appointed by the American Arbitration Association from among the members of its panel who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration. In any event a single arbitrator shall be designated and shall resolve the dispute. The arbitrator's decision shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. Upon failure of either party to comply with the arbitrator's decision, the arbitrator shall be empowered at the request of the other party to order such compliance by the non-complying party and to supervise or arrange for the supervision of the non-complying party to comply with the arbitrator's decision, all at the expense of the non-complying party. To the maximum extent possible, the arbitrator and the parties, and the American Arbitration Association, if applicable, shall take any action necessary to ensure that the arbitration shall be concluded within ninety (90) days following such dispute. The fees and expenses of the arbitrator shall be shared equally by the Landlord and the Tenant. Unless otherwise agreed to in writing by the parties or required by the arbitrator or the American Arbitration Association, if applicable, arbitration proceedings hereunder shall be conducted in the state where the Leased Property is located. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and the right to examine all books and records of Landlord and Tenant regarding the Leased Property during such arbitration.

                                   ARTICLE 20

                                 HOTEL MORTGAGES

     20.1 Subordination. This Agreement, Tenant's interest hereunder and Tenant's leasehold interest in and to the Leased Property are, and are hereby agreed by Tenant to be, and are hereby made, and shall be junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any mortgage or mortgages and security interests (other than a Prohibited Mortgage), now or hereafter in force and effect upon or encumbering the Leased Property, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord's rights under this Agreement or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to, any such mortgage, mortgages or assignments, and upon recording of any such mortgage, mortgages or assignments, the same shall be deemed to be prior in dignity, lien and encumbrance to this Agreement, Tenant's interest hereunder and Tenant's leasehold interest in and to the Leased Property irrespective of the dates of execution, delivery or recordation of any such mortgage, mortgages or assignments (such mortgages, mortgages, security interests, assignments, modifications, extensions, renewals, amendments, supplements and replacement

(but not a Prohibited Mortgage) being a "Hotel Mortgage"). Provided, however, Tenant shall have first received from the Mortgagee a Subordination and Non-Disturbance Agreement in recordable form (a "Non-Disturbance Agreement"), in form and content reasonably acceptable to Landlord, Tenant and the holder or such Hotel Mortgage (the "Mortgagee"), which shall be executed by Mortgagee and Tenant, which provides that notwithstanding any default by Landlord under such Hotel Mortgage or any foreclosure thereof, and provided an Event of Default on the part of Tenant is not then in existence and continuing, Tenant's possession of the Leased Property and rights and obligations under this Agreement shall not be affected by such Hotel Mortgage or by such default or foreclosure and this Agreement shall not be terminated other than in accordance with its terms. This Section shall be self-operational after delivery and recordation of the Non-Disturbance Agreement and no further instruments of subordination shall be required. If any Mortgagee or nominee or designee of any Mortgagee shall succeed to the rights of Landlord under this Agreement (any such person a "Successor Landlord"), whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, such Successor Landlord shall recognize Tenant's rights under this Agreement as herein provided and subject to and in accordance with Section 20.2, Tenant shall attorn to and recognize the Successor Landlord as Tenant's Landlord under this Agreement and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment as contemplated in Section 20.2 hereof (provided that such instrument does not alter the terms of this Agreement), whereupon this Agreement shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Agreement. The foregoing Agreement shall be binding on any Successor Landlord.

     Provided, however, Landlord shall not enter into a Hotel Mortgage with any Mortgagee that is not an Institutional Lender and the aggregate sum of all debt secured by Hotel Mortgage(s) will not exceed seventy percent (70%) of the fair market value of the Leased Property as determined at the time of such loan (and any Hotel Mortgage(s) which does not meet the foregoing criteria shall be a "Prohibited Mortgage"). Tenant acknowledges and agrees that notwithstanding the foregoing automatic subordination, if Landlord or Mortgagee shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Agreement or Tenant's interest hereunder or Tenant's leasehold interest in the Leased Property to any such Hotel Mortgage, in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section, Tenant shall promptly execute and deliver the same to the requesting party if reasonably acceptable to Tenant and the same does not alter any provisions of this Agreement. Further, Tenant agrees that it will, from time to time, execute such documentation as may be requested by Landlord and any Mortgagee (a) to assist Landlord and such Mortgagee in establishing or perfecting any security interest in Landlord's interest in the Reserve and the funds therein; and (b) to facilitate or allow Landlord to encumber the Leased Property as herein contemplated. If, within thirty (30) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such Hotel Mortgage, Tenant shall wrongfully fail or refuse or shall wrongfully have not executed any such further instrument or agreement of subordination, Tenant shall be in breach and default of its obligation to do so and of this Agreement and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Agreement or otherwise provided by law.

     20.2 Attornment. Except as hereinafter provided in this Section 20.2, Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Agreement, to any Successor Landlord under this Agreement for the balance of the Term of this Agreement remaining at the time of the succession of such interest to such Successor Landlord. In particular, in the event that any proceedings are brought for the foreclosure of any Hotel Mortgage, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as a Successor Landlord under this Agreement. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing Mortgagee (other than a Mortgagee that is an Affiliate of Landlord) shall (a) have any liability for any act or omission of Landlord occurring or arising prior to the earlier of the date of the foreclosure sale or the date such Mortgagee takes possession of the Leased Property, (b) be responsible for any monies owing by or on deposit with any prior Landlord to the credit of Tenant (except to the extent actually paid or delivered to the Successor Landlord), (c) be subject to any counterclaim, offsets or defenses which Tenant may have as a claim against Landlord occurring or arising prior to the earlier of the date of the foreclosure sale or the date Mortgagee takes possession of the Leased Property, or (d) be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due; provided, however, that notwithstanding the provisions of Section 14.3 hereof, the Landlord shall be personally liable and responsible to Tenant for the matters set forth in (a) through (d) above to the extent such purchaser at any foreclosure sale or the foreclosing Mortgagee is not liable or responsible for, bound by, or subject to any such matters as provided in this sentence. The Tenant's obligation and agreement to attorn to a Successor Landlord as provided herein shall exist so long as such Successor Landlord (w) recognizes Tenant's rights under this Agreement, (x) is not a Person which is an Affiliated Person of Tenant, (y) is not a Person or an Affiliated Person of a Person which owns or has an equity interest in a hotel brand, trade name, system or chain which is comprised of at least twenty (20) hotels and (z) shall have sufficient financial resources to fulfill Landlord's obligations hereunder. Provided, however, a Person that owns and has an equity interest in a hotel brand, trade name, system or chain merely as a franchisee or a mere passive investor that has no control or influence over the business of the brand at issue, such as a mere limited partner in a partnership, a mere shareholder in a corporation or a mere payee of royalties based on a prior sale transaction, may be a Successor Landlord. In the event Tenant is not required to attorn to a Successor Landlord as provided herein, Tenant may terminate this Agreement and pursue damages against such Successor Landlord.

     20.3 Rights of Mortgagees and Assignees. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to any Mortgagee, a copy of any such default notice in accordance with the terms of the Non-Disturbance Agreement. No notice of default or termination of this Agreement by Tenant shall be effective until each Mortgagee shall have been furnished a copy of such notice by Tenant. In the event Landlord fails to cure any default by it under this Agreement, the Mortgagee shall have, at its option, a period of thirty (30) days after expiration of any cure period of Landlord within which to remedy such default of Landlord or to cause such default to be remedied (including any interest owed thereon by Landlord.) In the event that the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord, and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Leased Property to the extent necessary to exercise any of Landlord's rights, powers and duties under this Agreement. If, in the event of any non-monetary default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences and diligently pursues to cure the default, then Tenant will not terminate this Agreement or cease to perform any of its obligations under this Agreement so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

                                   ARTICLE 21

                         ADDITIONAL COVENANTS OF TENANT
                         ------------------------------

     21.1 Conduct of Business. Tenant shall not engage in any business other than the leasing and operation of the Leased Property and activities incidental thereto and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and its rights and licenses necessary to conduct such business.

     21.2 Additional Covenants of Tenant. In addition to the other covenants and representations of Tenant herein and in this Agreement, Tenant hereby covenants, acknowledges and agrees that Tenant shall:

          (a) Not guaranty any obligation of any Person;

          (b) Pay or cause to be paid prior to delinquency (and subject to Tenant's right to contest), all lawful claims for labor and rents with respect to the Leased Property;

          (c) Pay or cause to be paid prior to delinquency (and subject to Tenant's right to contest), all trade payables;

          (d) So long as an Event of Default exists, not declare, order, pay or make, directly or indirectly, any distributions or any payments to any members or Affiliated Persons as to Tenant, including payments in the ordinary course of business and payments pursuant to a Management Agreement with any Affiliate except for reimbursable expenses incurred by and payable to such Affiliate Manager in order to operate the Leased Property (but such reimbursable expenses shall expressly exclude any management fees, base incentive or otherwise);

          (e) Except as otherwise permitted by this Agreement, not sell, lease (as lessor or sublessor), transfer or otherwise dispose of or abandon, all or any material portion of its assets or business to any Person, or sell, lease, transfer or otherwise dispose of or abandon any of Tenant's Personal Property, provided, however, Tenant may dispose of portions of Tenant's Personal Property which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures owned by Tenant having equal or greater value and utility have been provided if the same are deemed necessary to the proper operation of the Hotel in Tenant's good faith business judgment.

          (f) Except for liabilities incurred in the ordinary course of business, not create, incur, assume or guarantee, or permit to exist or become or remain liable directly or indirectly upon, any Indebtedness except Indebtedness of Tenant to Landlord (or, if unsecured and expressly subject and subordinate to the terms of this Agreement and Landlord's interest hereunder, and payable solely out of excess cash flow after payment of all Rent hereunder, to Tenant's partners or Affiliated Persons).

          (g) In addition to the foregoing, except as otherwise provided in the Agreement, Tenant shall provide and maintain throughout the Term, all of Tenant's Personal Property as shall be necessary in order to operate the Leased Property in compliance with applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practices in the industry for the Permitted Use.

          (h) Tenant shall, to the extent not delivered to Landlord prior to the execution of this Agreement, deliver to Landlord within thirty (30) days after receipt of or after modification thereof, copies of all licenses authorizing Tenant to operate the Leased Property for its Permitted Use.

     21.3 Tenant a Single Purpose Entity. Tenant represents, agrees and warrants that Tenant is, and throughout the Term will remain, a Single Purpose Entity as described and contemplated on EXHIBIT "F" hereof.

     21.4 Distributions, Payments to Affiliated Persons, Etc. Tenant shall not declare, order, pay or make, directly or indirectly, any Distribution if, at the time of such proposed action, or immediately after giving effect thereto, any Event of Default shall exist.

     21.5 Compliance with Management Agreement. Tenant shall comply with and perform and/or observe all material terms and provisions of the Management Agreement to be complied with or performed by Tenant. Tenant shall not enter into any modifications or amendments of the Management Agreement; nor, except as otherwise expressly set forth in this Agreement, surrender, cancel or terminate the same prior to the expiration thereof, without Landlord's prior written consent; nor shall Tenant enter into any extension or replacement of the Management Agreement or elect to reduce or extend the term of the Management Agreement without Landlord's prior written consent; nor shall Tenant increase or consent to the increase of the amount of any management fees under the Management Agreement or waive or release any of its material rights and remedies under the Management Agreement. Tenant shall further enforce in all material respects the performance and observance by Manager to be performed and/or observed by Manager under the Management Agreement. In addition, in no event will the term of any Management Agreement extend beyond the Term hereof, as extended pursuant to Section 2.4. In addition to the obligations contained herein, Tenant agrees to promptly deliver to Landlord (a) copies of all notices provided by the Manager and under the Management Agreement concerning notices of default, notices of changes or modifications to the Leased Property and the like, and (b) from time to time upon request, evidence acceptable to Landlord that Tenant has paid to Manager, all sums due from Tenant to Manager, under the Management Agreement. The terms of Section 22.19 shall not be applicable to this
Section 21.5.

     Tenant further acknowledges and agrees that Tenant shall indemnify and hold Landlord harmless from and against any and all loss, damage, injunctions, obligations, suits, actions, fines, penalties, claims, demands, costs and expenses of any kind and nature resulting or arising directly or indirectly from Tenant's default under the Management Agreement.

                                   ARTICLE 22

                                  MISCELLANEOUS
                                 -------------

     22.1 Limitation on Payment of Rent. All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord or Tenant under this Agreement exceed the maximum permissible under applicable law, the benefit of which may be asserted by Landlord or Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord or Tenant should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which is excessive shall be repaid to Tenant or applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount or shall be repaid to Landlord, as applicable. This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

     22.2 No Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any Rent by Landlord with knowledge of a breach of this Agreement by Tenant in the performance of its obligations hereunder, or the following of any practice or custom at variance with the terms hereof, shall not be deemed or constitute a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions or the waiver of the right to demand exact compliance with the terms hereof.

     22.3 Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

     22.4 Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

     22.5 Acceptance of Surrender. No surrender to Landlord of this Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

     22.6 No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Agreement or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Leased Property.

     22.7 Tenant's Representations. In addition to the any other representation or warranty set forth herein and as an inducement to Landlord to enter into this Agreement, Tenant hereby represents and warrants to Landlord as follows:

          (a) Tenant is a single purpose, limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware. Tenant has all requisite power and authority under the laws of the State of Delaware and the laws of the State of Colorado and Massachusetts and its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Tenant is duly authorized to transact business in any jurisdiction in which the nature of the business conducted by it requires such qualification.

          (b) Tenant has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of this Agreement and any document to be delivered by Tenant, prior to the date hereof, such document shall constitute the valid and binding obligation and agreement of Tenant, enforceable against Tenant in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

          (c) Except as disclosed on EXHIBIT "I", there are no judgements presently outstanding and unsatisfied against Tenant or any of its properties, and neither Tenant nor any of its properties are involved in any material litigation at law or in equity or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could reasonably be expected to materially adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant and no investigation looking toward such a proceeding has begun or is contemplated.

          (d) In the reasonable opinion of Tenant, the Leased Property and the Leased Improvements therein are adequately furnished and contain adequate FF&E and inventory consistent with the amount of FF&E and inventory which is customarily maintained in a hotel of the type and character of the Leased Property as otherwise required to operate the Leased Property in a manner contemplated by this Agreement and in compliance with the Management Agreement and all Legal Requirements. If, from and after the Commencement Date, Tenant acquires an interest in any items of tangible personal property (other than motor vehicles) on, or in connection with the Leased Property which belong to anyone other than Tenant, Tenant shall require the agreement permitting such use to provide that Landlord or its designee may assume Tenant's rights and obligations under such agreement upon the termination of this Agreement and any assumption of management or operation of the Leased Property by Landlord or its designee.

          (e) During the Term of this Agreement, except as approved in writing by Landlord, and except for those nights when all rooms in the Leased Property are sold, Tenant shall not, either directly or indirectly, for itself, or through, or on behalf of, or in connection with any Person, knowingly and in bad faith divert or attempt to divert any business or customer of the Leased Property to any competitor, by direct or indirect inducement or otherwise, in an effort or with the goal to reduce Percentage Rent due hereunder.

          (f) All employees of Tenant are solely employees of Tenant, Manager or an Affiliated Person thereof and not Landlord. Tenant is not Landlord's agent for any purpose in regard to Tenant's employees or otherwise. Tenant shall, commencing as of, and with the Commencement Date, be liable and responsible for all claims by or related to the employees of the Leased Property. Further, Tenant expressly acknowledges and agrees that Landlord does not exercise any direction or control over the employment policies or employment decisions of Tenant.

          (g) Tenant's equity is directly and (if applicable) indirectly owned as shown on EXHIBIT "G". Tenant shall submit to Landlord within ninety
          (90) days after the end of each Fiscal Year during the Term of this Agreement, a list of all partners of the Tenant (being a limited partnership), and the respective interests in Tenant held by each of such partners as of the end of each Fiscal Year. If Tenant is a corporation, or if any partner of Tenant is a corporation (other than Wyndham), Tenant shall submit to Landlord within ninety (90) days after the end of each Fiscal Year during the Term of this Agreement, a list of all shareholders and the respective interests of Tenant (or such corporate partner) held by each of such shareholders as of the end of each Fiscal Year. In addition, if Tenant is a limited liability company, Tenant shall submit to Landlord within 90 days after the end of each Fiscal Year during the Term of this Agreement, a list of all members and the respective interests in Tenant held by each member as of the end of each Fiscal Year.

     22.8 Quiet Enjoyment. Landlord covenants and agrees that so long as no Event of Default exists hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Leased Property free of any interference from Landlord or any Person claiming by, through or under Landlord; subject, however, and nevertheless to the terms, provisions and conditions of this Agreement and the Permitted Encumbrances.

     22.9 Recordation of Memorandum of Lease. At either party's option, a short form memorandum of this Agreement, in the form attached hereto as EXHIBIT "A" shall be recorded or filed among the appropriate land records of the County in which the Leased Property is located, and Tenant shall pay the transfer and all recording costs associated therewith. In the event of a discrepancy between the provisions of this Agreement and such short form memorandum thereof, the provisions of this Agreement shall prevail. Upon and in connection with the expiration or earlier termination of this Agreement, Tenant agrees to execute a termination of the memorandum of this Agreement for recordation among the public records of the County in which the Leased Property is located. In the event that Tenant fails or refuses to execute such termination of the memorandum of this Agreement within fifteen (15) days following the delivery of such document to Tenant, Landlord may record a notice of termination of the memorandum of this Agreement without the joinder and execution by Tenant, but Tenant shall not be precluded from providing notice of a dispute as to such expiration or early termination by recording a notice of such dispute without the joinder and execution by Landlord.

     22.10 Notices.

          (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

          (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

          (c) All such notices shall be addressed,

     if to Landlord to:

     CNL Hospitality Partners, LP
     CNL Center at City Commons
     450 South Orange Avenue
     Orlando, FL  32801
     Attn:  Senior Vice President of Finance and Administration
     Telecopier No. (407) 428-9370

     with a copy to:


     Lowndes, Drosdick, Doster, Kantor and Reed, P.A.
     215 North Eola Drive
     P.O. Box 2809
     Orlando, FL  32809
     Attn:  Richard J. Fildes, Esq.
     Telecopier No. (407) 843-4444
if to Tenant to:

     WYN ORLANDO LESSEE, LLC
     c/o Wyndham International, Inc.
     1950 Stemmons Freeway, Suite 6001
     Dallas, Texas 75207
     Attn: General Counsel
     Telecopier No. (214) 863-1986

with a copy to:

     Akin, Gump, Strauss, Hower & Feld, L.L.P.
     1700 Pacific Avenue, Suite 4100
     Dallas, Texas 75201
     Attn: Carl B. Lee, P.C.
     Telecopier No. (214) 969-4343

          (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

     22.11 Construction; Nonrecourse. Except as otherwise expressly provided in this Agreement, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by all the parties hereto. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the exercise of any rights of Tenant or Landlord under this Agreement, including, without limitation, obligations for the payment of money. Except as otherwise set forth in this Agreement, any obligations of Tenant or Landlord arising prior to the expiration or sooner termination of this Agreement (including without limitation, any monetary, repair and indemnification obligations) shall survive the expiration or sooner termination of this Agreement. In addition, (a) solely with respect to Landlord, nothing contained in this Agreement shall be construed to create or impose any liabilities or obligations and no such liabilities or obligations shall be imposed on any of the shareholders, beneficial owners, direct or indirect, officers, directors, trustees, employees or agents of Landlord for the payment or performance of the obligations or liabilities of Landlord hereunder; and (b) solely with respect to Tenant, except pursuant to the Guaranty, nothing contained in this Agreement shall be construed to create or impose any liabilities or obligations and no such liabilities or obligations shall be imposed on any of the shareholders, beneficial owners, direct or indirect, officers, directors, trustees, employees or agents of Tenant for the payment or performance of the obligations or liabilities of Tenant hereunder.

     22.12 Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Captions and headings in this Agreement are for purposes of reference only and shall in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Agreement.

     22.13 Applicable Law, Etc. This Agreement shall be governed by, and construed in accordance with, the laws of the State in which the Leased Property is located.

     22.14 Right to Make Agreement. Each party warrants, with respect to itself, that neither the execution and delivery of this Agreement, nor the compliance with the terms and provisions hereof, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or Governmental Authority; nor result in or constitute a breach or default under or the creation of any lien, charge or encumbrance upon any of its property or assets under, any indenture, mortgage, deed of trust, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

     22.15 Brokerage. Landlord and Tenant hereby represent and warrant to each other that they have not engaged, employed or utilized the services of any business or real estate brokers, salesmen, agents or finders in the initiation, negotiation or consummation of the business and real estate transaction reflected in this Agreement. On the basis of such representation and warranty, each party shall and hereby agrees to indemnify and save and hold the other party harmless from and against the payment of any commissions or fees to or claims for commissions or fees by any real estate or business broker, salesman, agent or finder resulting from or arising out of any actions taken or agreements made by them with respect to the business and real estate transaction reflected in this Agreement.

     22.16 No Partnership or Joint Venture. Landlord shall not, by virtue of this Agreement, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant's business upon, within or from the Leased Property or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

     22.17 Entire Agreement. This Agreement contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Landlord and Tenant each hereby waive, as a material part of the consideration hereof, all claims against the other for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Agreement. This Agreement shall not be changed, amended or modified except by a written instrument executed by Landlord and Tenant.

     22.18 Costs and Attorneys' Fees. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorney's fees based upon services rendered at hourly rates, specifically including reasonable attorney's fees based upon services rendered at hourly rates incurred in connection with any appeals (whether or not taxable as such by law) and in any bankruptcy action, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Agreement, in any adversary proceeding, and in the preparation and filing of any proof of claim.

     22.19 Approval of Landlord. Whenever the approval or consent to or of Landlord is referred to or is a condition precedent to the taking of any action by Tenant, unless otherwise provided herein, such consent or approval shall not be unreasonably withheld or delayed, and the failure of Landlord to notify Tenant that it does not give its consent or approval within thirty (30) days after receipt of any request shall be deemed to constitute such consent or approval. If Landlord notifies Tenant that it does not approve or consent to the taking of any action, such notice shall specify the reasons for not consenting or approving and what conditions would, if satisfied enable Landlord to consent to or approve such action. Whenever Tenant is required under this Agreement to do, obtain or maintain anything to meet the satisfaction or judgement of Landlord, the satisfaction or judgement of Landlord must be reasonable; provided Landlord shall be deemed reasonably satisfied as to such act unless Landlord provides Tenant Notice within thirty (30) days after such act specifying in detail the reasons for such dissatisfaction and what conditions would, if satisfied, cause Landlord to become reasonably satisfied. The foregoing provision of this Section shall not apply in any instance where the provisions of this Agreement expressly state that the provisions of this Section do not apply or where the provisions of this Agreement expressly state that such consent, approval or satisfaction are subject to the sole and absolute discretion or judgement of Landlord, and in each such instance Landlord's approval or consent may be unreasonably withheld or unreasonable satisfaction or judgement may be exercised by Landlord.

     22.20 Successors and Assigns. The agreements, terms, provisions, covenants and conditions contained in this Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and, to the extent permitted herein, their respective successors and assigns.

     22.21 Waiver of Jury Trial. TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY
APPLICABLE LAWS, THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION PROCEEDINGS OR COUNTERCLAIM, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS LEASE.

     22.22 Treatment of Lease. Landlord and Tenant each agree to treat this Agreement as a true lease for tax purposes and as an operating lease for generally accepted accounting principles.

     22.23 Landlord's Option to Acquire the Tenant's Personal Property; Transfer of Licenses. Upon the expiration or early termination of this Agreement, the Landlord shall have the right and option to acquire all of Tenant's Personal Property but not Tenant's Intangible Personal Property (which shall remain the exclusive property of Tenant) then in place or utilized at or within the Leased Property for the then book value thereof. Provided, Landlord's right to acquire the Tenant's Personal Property as herein provided shall be in addition to and not in lieu of Landlord's rights with respect to Tenant's Personal Property as a result of a default hereunder by Tenant. Upon the expiration or earlier termination of this Agreement other than as a result of an Event of Default, Landlord shall purchase from Tenant at cost the Tenant's Personal Property then in existence, but not Tenant's Intangible Personal Property (which shall remain the exclusive property of Tenant). Further, upon the expiration or sooner termination of this Agreement, Tenant shall use commercially reasonable efforts to transfer and assign to Landlord or its designee or assist Landlord or its designee in obtaining, any contracts, licenses, permits, development rights, trade names, telephone exchange numbers identified with the Leased Property, approvals and certificates and all other transferable intangible property, excluding Tenant's Intangible Personal Property and National Contracts, miscellaneous rights, benefits and privileges of any kind or character with respect to the Leased Property, useful or required for the then operation of the Leased Property.

     22.24 Landlord's Representations. Landlord hereby represents and warrants to Tenant as follows:

          (a) Landlord is a Limited Partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Landlord has all requisite power and authority under the laws of the State of Delaware and its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Landlord is duly authorized to transact business in any jurisdiction in which the nature of the business conducted by it requires such qualification.

          (b) Landlord has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Landlord, prior to the date hereof, such document shall constitute the valid and binding obligation and agreement of Landlord, enforceable against Landlord in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

     22.25 Guaranty.

     In order to further secure Tenant's obligation hereunder. Guarantor has agreed to provide, and shall provide a Guaranty of this Lease, the form of which Guaranty is attached hereto as EXHIBIT "H" and by this reference made a part hereof. The original Guaranty shall be executed by the Guarantor in connection with the execution of this Agreement. The Guarantor has further joined in executing this Lease for the sole purpose of acknowledging its agreement to provide the Guaranty. Guarantor expressly acknowledges and agrees that Tenant is a wholly owned Affiliate of Guarantor and accordingly, Guarantor will benefit from Tenant's entering into this Agreement.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

                                        LANDLORD:

                                        CNL HOSPITALITY PARTNERS, LP,
                                        a Delaware Limited Partnership


                                        By:  CNL Hospitality GP Corporation,
                                        a Delaware corporation

                                             By:  /s/ C. Brian Strickland
                                                  ------------------------------



                                        TENANT:

                                        WYN ORLANDO LESSEE, LLC
                                        a Delaware limited liability company

                                        By: Wyn Orlando Lessee Manager Corp.
                                        a Delaware corporation

                                             By:  /s/ John P. Bohlmann
                                                  ------------------------------


                                        GUARANTOR:


                                        WYNDHAM INTERNATIONAL, INC.
                                        a Delaware corporation

                                             By:  /s/ John P. Bohlmann
                                                  ------------------------------

              JOINDER OF WYNDHAM MANAGEMENT CORPORATION, AS MANAGER



     Wyndham Management Corporation, as Manager of the Leased Property, hereby joins in the execution of this Agreement as Manager for the purpose of acknowledging and agreeing to the restrictions and limitations set forth in the Agreement regarding the subordinate position of Manager, the Management Agreement and management fees under the Management Agreement to this Agreement (subject to Manager's right to receive reimbursables under Section 21.2(d)) and regarding the operation by Manager of a Conflicting Business within the Proscribed Area.



                              WYNDHAM MANAGEMENT CORPORATION

                              By: /s/ John P. Bohlmann
                                  -------------------------

                     JOINDER OF WYNDHAM INTERNATIONAL, INC.

     Wyndham hereby joins in the execution of this Agreement for the purposes of acknowledging and agreeing to the terms of Sections 16.5 and 16.6.



                                    Wyndham International, Inc.

                                    By:  /s/ John P. Bohlmann
                                         --------------------